UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07278
                                                     ---------------------

               Nuveen Arizona Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                     ANNUAL REPORT July 31, 2006

                        Nuveen Investments
                        Municipal Exchange-Traded
                        Closed-End Funds

      NUVEEN ARIZONA
      PREMIUM INCOME
MUNICIPAL FUND, INC.
                 NAZ

      NUVEEN ARIZONA
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NFZ

      NUVEEN ARIZONA
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 2
                 NKR

      NUVEEN ARIZONA
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 3
                 NXE

        NUVEEN TEXAS
      QUALITY INCOME
      MUNICIPAL FUND
                 NTX

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DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the twelve- month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.



"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."



We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2006

Nuveen Investments Arizona and Texas
Municipal Exchange-Traded Closed-End Funds
(NAZ, NFZ, NKR, NXE, NTX)

Portfolio Managers'
        COMMENTS



Portfolio managers Scott Romans and Cathryn Steeves discuss economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these five Nuveen Funds. Scott, who joined Nuveen in 2000, has managed the Arizona Funds since 2003. Cathryn, who has been with Nuveen since 1996, assumed portfolio management responsibility for NTX in 2004.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JULY 31, 2006?

During this reporting period, we saw an increase in interest rates (and a corresponding drop in bond prices) across virtually the entire yield curve, although during much of the period rates at the longer end of the curve generally remained more stable than short-term rates. Between August 1, 2005 and July 31, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term benchmark by 200 basis points from 3.25% to 5.25%. By comparison, the yield on the benchmark 10-year U.S. Treasury note ended July 2006 at 4.98%, up 70 basis points from 12 months earlier. This resulted in a yield curve flattening as shorter-term rates approached or exceeded the levels of longer-term rates.

In the municipal market, the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, stood at 5.13% at the end of July 2006, an increase of just 27 basis points from the beginning of August 2005.

Despite rising interest rates, record energy prices, and a softening housing market, the overall economy remained resilient. After expanding at an annual rate of 4.2% in the third quarter of 2005, the U.S. gross domestic product (GDP) growth rate slowed to 1.8% (annualized) in the fourth quarter of 2005, then rebounded sharply to 5.6% (annualized) in the first quarter of 2006. In the second quarter of 2006, GDP growth moderated to 2.9% (annualized), with the deceleration reflecting a downturn in federal spending as well as the largest decline in residential investment in 11 years. Despite sluggish payroll growth, the overall jobs picture remained positive, with national unemployment at 4.8% in July 2006, down from 5.0% in July 2005. However, the markets continued to keep a close eye on inflation trends, with the year-over-year increase in the Consumer Price Index registering 4.1% as of July 2006. During the first seven months of 2006, the increase in inflation was driven mainly by higher energy and transportation costs, rising at a rate of 4.8% (annualized), compared with 3.4% for all of 2005.

Over the 12 months ended July 2006, municipal bond supply nationwide remained strong, as $403.6 billion in new securities came to market, up 3% from the previous 12 months. However, following record levels of municipal issuance in calendar year 2005, we saw a drop-off in new supply during the first seven months of 2006, when issuance totaled $205.2 billion, off 16% from the same period in 2005. A major factor in 2006's decline in supply was the sharp reduction in pre-refunding volume, which dropped 57% from last year's levels, as rising interest rates made advance refundings less economically attractive. In the month of July 2006 alone, pre-refunding volume was down 85% compared with July 2005. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds all participating in the market.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN ARIZONA AND TEXAS DURING THIS PERIOD?

Arizona's economy was the fastest growing in the nation in 2005, with a gross state product growth of $8.7 billion. During this reporting period, the government, professional and business services, and retail trade sectors served as the main economic drivers for the state. Construction also played a major role, although Arizona has begun to move away from industries related to the housing boom. Job growth continued across multiple regions and industries within the state, with the technology and aerospace sectors also continuing to perform well. As of July 2006, Arizona's unemployment rate was 4.7%, down from 4.8% in July 2005 but up from the five-year low of 4.1% posted in March 2006. Arizona's population trends continued to be strong, with growth of 14.3% over the past five years. While the retiree population continued to grow, the number of younger workers also increased, making Arizona the 5th youngest state in the nation. As of July 2006, Moody's issuer rating for Arizona was Aa3, while Standard & Poor's maintained its rating of AA. For the 12 months ended July 31, 2006, municipal issuance in Arizona totaled $9.1 billion, an increase of 12% over the previous 12 months. During the first seven months of 2006, however, Arizona issuance declined sharply, falling 35% from that of January-July 2005, to $3.2 billion.

With a gross state product growth of $4.3 billion, Texas ranked as the 16th fastest growing state economy in the nation in 2005, led by government, education and health services, and professional and business services. Although employment by industry continued to be well diversified, Texas remained heavily dependent on the energy and defense industries, with military bases and oil companies representing five of the state's nine largest employers. Higher energy prices have led to increased interest in natural gas, mining as well as energy-related manufacturing and services in the state. Population trends in Texas, with growth of more than 9% over the past five years, remained positive, which created greater demand for consumer services and retail industries. Texas also continued to be central to NAFTA trade routes. Over the past 12 months, the unemployment rate for Texas remained fairly steady, standing at 5.2% in July 2006, on par with the rate for July 2005. As of July 31, 2006, Moody's, S&P, and Fitch maintained their ratings on Texas general obligation debt at Aa1, AA, and AA+, respectively. For the 12 months ended July 31, 2006, municipal issuance in Texas reached $34.8 billion, an increase of 4% over the previous 12 months. Issuance during the first seven months of 2006 declined 22% from the same period in 2005, to $18.5 billion. However, Texas was the second largest state issuer in the nation (behind California) for this period.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE ARIZONA AND TEXAS FUNDS DURING THIS REPORTING PERIOD?

As interest rates rose and the yield curve flattened during this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included a disciplined approach to duration1 management and yield curve positioning. In selecting new additions for the portfolios, we focused mainly on attractively priced, premium coupon2 bonds maturing in 15 to 20 years for the Arizona Funds and in 20 to 25 years for NTX, depending on the differing needs of the Funds. Overall, we believed that bonds in these parts of the curve offered strong performance potential, better value, and attractive reward opportunities without excessive risk.

To help maintain the Funds' durations within our preferred strategic range, we selectively sold holdings with shorter durations, including pre-refunded bonds with short call or maturity dates. Selling these shorter-term bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profile. With yields rising during this period, we also found some opportunities to sell a few of our holdings that were purchased when yields were lower and we replaced them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams. For example, all four Arizona Funds sold holdings of insured Arizona water bonds that had a maturity date of 2024 and yield of 4.38% and replaced them with insured Phoenix water



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 Premium coupon bonds are credits that are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

bonds with a maturity date of 2023 and yield of 4.57%, thereby picking up 19 basis points of yield on the position.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. As previously mentioned, while issuance in Arizona and Texas was up for the 12-month period as a whole, both states saw declines in municipal supply during the first seven months of 2006, with Arizona experiencing the sharper drop-off. In general, however, these declines did not have a major impact on the implementation of strategies we had planned for these Funds. Since Arizona and Texas are relatively high-quality states, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits. In Arizona, our purchases of these higher-rated bonds were based largely on yield curve positioning.

We also continued to emphasize maintaining the Funds' weightings of bonds at the lower end of the credit spectrum. As credit spreads continued to narrow and municipal supply tightened in 2006, we generally found fewer interesting lower-rated credit opportunities in the Arizona and Texas markets. However, given Arizona's population growth and resulting infrastructure needs, the credit markets there did offer some unique lower-rated opportunities, including higher coupon, non-rated bonds maturing in 2030 issued for the Watson Road Community Facilities District, which we purchased for NFZ, NKR, and NXE. Overall, the Arizona Funds and NTX continued to have good exposure to the lower-rated credit categories.

In NFZ, NKR, and NXE, our duration management strategies over the past 12 months included the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in our last shareholder report, we began using this hedging strategy in late 2004 in an effort to reduce the interest rate risk in these Funds. The hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the durations (and price sensitivity) of these Funds without having a negative impact on their income streams or common share dividends over the short term. We believe the hedging strategy was effective in helping to reduce the net asset value (NAV) volatility of these Funds. The durations of NFZ and NKR shortened over the period and we were able to remove the hedges on these Funds in February 2006. The hedge on NXE remained in place as of July 31, 2006.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Arizona and Texas Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 7/31/06

ARIZONA FUNDS                    1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
NAZ                              1.84%             5.19%            5.67%
--------------------------------------------------------------------------------
NFZ                              2.14%             6.89%            NA
--------------------------------------------------------------------------------
NKR                              2.49%             NA               NA
--------------------------------------------------------------------------------
NXE                              3.03%             NA               NA
--------------------------------------------------------------------------------

TEXAS FUND
--------------------------------------------------------------------------------
NTX                              2.77%             6.16%            6.35%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index3                      2.55%             4.99%            5.82%
--------------------------------------------------------------------------------
Lipper Other States
Municipal Debt
Funds Average4                   2.46%             6.53%            6.69%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



For the 12 months ended July 31, 2006, the total returns on NAV for NXE and NTX outperformed the return on the Lehman Brothers Municipal Bond Index, while NAZ, NFZ and NKR trailed the index return. NXE and NTX exceeded the average return for the Lipper Other States peer group, while NKR performed in line with this average. NAZ and NFZ lagged this average. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

The major factor impacting the annual performance of these Funds, especially in relation to the return for the unleveraged Lehman Brothers Municipal Bond Index, was the Funds' use of financial leverage. Although leverage provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low, this benefit is reduced when interest rates rise. With the increases in interest rates during this period, the decline in value of the bonds in the underlying portfolios of these Funds was exacerbated by the effects of leverage. In addition, the benefits of leverage


3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman indexes do not reflect any expenses.

4 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 46 funds; 5 years, 27 funds; and 10 years, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns. Despite the rise in short-term rates over this one-year period, the Funds' leveraging strategy continued to benefit common shareholders, and we remain convinced that, over the long term, these benefits should continue. This is demonstrated by the five-year and ten-year return performance--both absolute and relative to the Lehman index--of the older Funds in this report.

Other factors influencing the Funds' returns during this period included yield curve positioning and duration management, allocations to lower-rated credits (or credit risk), sector weightings, and pre-refunding activity.

As the yield curve continued to flatten over the course of this period, bonds in the Lehman Brothers municipal index with maturities between two and six years generally were the most adversely impacted, and they generally underperformed long-intermediate bonds (those with maturities between 17 and 22 years) and long-term bonds (those with maturities of at least 22 years). Overall, the Arizona Funds and NTX were strategically well positioned across the yield curve during this period. In particular, NTX had good exposure to the long-intermediate part of the curve, but was slightly underexposed to bonds in the longest segment.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds. Among the Arizona Funds, BBB, below investment grade and non-rated bonds accounted for 11% of NAZ and NFZ, 12% of NXE, and 13% of NKR as of July 31, 2006. NTX allocated 14% of its portfolio to lower-rated credit categories that helped to boost the Fund's performance during this period. Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were health care (including hospitals) credits and industrial development bonds, both of which ranked among the top performing revenue sectors in the Lehman Brothers municipal index, as well as bonds backed by the 1998 master tobacco settlement agreement (which comprised approximately 1% of the portfolios of NAZ, NXE, and NTX). With some signs of improvement in the airline industry, NTX's small position in American Airlines bonds also contributed to this Fund's performance.

Housing bonds were also among some of the best performing credits in the Funds' portfolios, as rising interest rates lessened the incidence and impact of prepayments and bond calls. Both multi-family and single-family housing bonds were positive contributors across all of these Funds.

During this period, we continued to see a number of advance refundings,5 which benefit the Funds through price appreciation and enhanced credit quality. During this reporting period, advance refundings totaled 7% in NFZ, NXE, and NTX; 8% in NKR; and 9% in NAZ.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment meant that the Funds' holdings of previously pre-refunded bonds tended to underperform the general municipal market. Among these five Funds, NAZ had the heaviest allocation of these bonds going into this period. NAZ also was the only one of the Arizona Funds that was not hedged during this period, when hedging had a positive impact on performance as the value of the hedges increased as interest rates rose. In NFZ, bonds issued for a federally guaranteed multi-family housing project that were restructured by the Federal Housing Administration continued to have a negative impact on the Fund's performance during this period. In addition, a bond call affecting one of NTX's multi-family housing holdings--bonds issued by Grand Prairie Housing Finance Corporation for the Landings of Carrier project--detracted from this Fund's performance.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JULY 31, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of July 31, 2006, all of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 77% in NKR and 79% in NTX to 80% in NXE, 83% in NFZ, and 84% in NAZ.

As of July 31, 2006, potential call exposure for the period August 2006 through the end of 2008 ranged from 4% in NKR and NXE, 6% in NAZ, and 8% in NFZ to 13% in NTX. The number of actual bond calls in all of these Funds depends largely on future market interest rates.


5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Dividend and Share Price
       INFORMATION


As previously noted, all of these Funds use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in two monthly dividend reductions in NKR and NXE, three in NFZ and NTX, and four in NAZ over the 12-month period ended July 31, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NFZ                          $0.0764                                 --
--------------------------------------------------------------------------------
NKR                          $0.1058                                 --
--------------------------------------------------------------------------------
NTX                               --                            $0.0020
--------------------------------------------------------------------------------

These distributions, which represented an important part of the total returns for NFZ and NKR for this period, were generated by bond calls and sales of appreciated securities. This had a slight negative impact on the earning power per common share of these Funds and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2006, NFZ and NTX had positive UNII balances for both financial statement and tax purposes, while NAZ,

NKR and NXE had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             7/31/06                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NAZ                           -2.91%                             +0.49%
--------------------------------------------------------------------------------
NFZ                           +7.65%                             +9.26%
--------------------------------------------------------------------------------
NKR                           +2.47%                             +2.64%
--------------------------------------------------------------------------------
NXE                           -5.59%                             -0.39%
--------------------------------------------------------------------------------
NTX                           -2.32%                             -2.86%
--------------------------------------------------------------------------------

Nuveen Arizona Premium Income Municipal Fund, Inc.
NAZ

Performance
      OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              74%
AA                               10%
A                                 5%
BBB                               8%
BB or Lower                       1%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                           0.0645
Sep                           0.0615
Oct                           0.0615
Nov                           0.0615
Dec                            0.058
Jan                            0.058
Feb                            0.058
Mar                            0.055
Apr                            0.055
May                            0.055
Jun                            0.051
Jul                            0.051

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       15.44
                              15.52
                              15.54
                              15.55
                              15.47
                              15.3
                              15.5
                              15.5
                              15.34
                              15.17
                              15.19
                              15.19
                              15.32
                              15.2
                              15.2
                              15.26
                              15.4
                              15.36
                              15.28
                              15.34
                              15.49
                              15.4
                              15.38
                              15.54
                              15.62
                              15.5
                              15.4
                              15.48
                              15.48
                              15.39
                              15.29
                              15.29
                              15.4
                              15.3
                              15.3
                              15.38
                              15.47
                              15.3
                              15.27
                              15.27
                              15.31
                              15.32
                              15.21
                              15.3
                              15.21
                              15.32
                              15.31
                              15.2
                              15.23
                              15.2
                              15.19
                              15.18
                              15.1
                              15
                              15
                              15.07
                              15
                              14.77
                              14.85
                              14.82
                              14.69
                              14.55
                              14.63
                              14.49
                              14.5
                              14.48
                              14.5
                              14.5
                              14.5
                              14.51
                              14.59
                              14.56
                              14.37
                              14.46
                              14.44
                              14.45
                              14.45
                              14.35
                              14.27
                              14.36
                              14.41
                              14.44
                              14.49
                              14.56
                              14.45
                              14.66
                              14.7
                              14.77
                              14.42
                              14.35
                              14.36
                              14.33
                              14.36
                              14.12
                              14.09
                              14
                              14.08
                              14.07
                              14.01
                              14.09
                              14.34
                              14.53
                              14.58
                              14.68
                              14.67
                              14.63
                              14.45
                              14.45
                              14.5
                              14.67
                              14.5
                              14.33
                              14.46
                              14.15
                              14.3
                              14.35
                              14.25
                              14.36
                              14.36
                              14.34
                              14.39
                              14.43
                              14.37
                              14.26
                              14.26
                              14.29
                              14.44
                              14.25
                              14.24
                              14.17
                              14.18
                              14.19
                              14.16
                              14.17
                              14.1
                              14.19
                              14.19
                              14.29
                              14.31
                              14.39
                              14.3
                              14.12
                              14.14
                              14.17
                              14.25
                              14.39
                              14.35
                              14.27
                              14.26
                              14.13
                              14.15
                              14.15
                              14.18
                              14.19
                              14.26
                              14.18
                              14.16
                              14.17
                              14.19
                              14.23
                              14.18
                              14.2
                              14.19
                              14.12
                              14.19
                              14.1
                              14.1
                              14.11
                              14.13
                              14.14
                              14.13
                              14.13
                              14.38
                              14.31
                              14.2
                              14.17
                              14.23
                              14.16
                              14.22
                              14.13
                              14.11
                              14.09
                              14.03
                              14.1
                              14.18
                              14.04
                              14.06
                              13.96
                              14.18
                              14.18
                              14.07
                              14.05
                              13.92
                              13.77
                              13.75
                              13.71
                              13.75
                              13.66
                              13.6
                              13.46
                              13.5
                              13.41
                              13.48
                              13.45
                              13.64
                              13.6
                              13.6
                              13.6
                              13.61
                              13.63
                              13.6
                              13.5
                              13.54
                              13.62
                              13.5
                              13.65
                              13.41
                              13.55
                              13.64
                              13.48
                              13.55
                              13.55
                              13.46
                              13.29
                              13.36
                              13.34
                              13.4
                              13.26
                              13.44
                              13.21
                              13.16
                              13.16
                              13.16
                              13.2
                              13.32
                              13.3
                              13.35
                              13.3
                              13.3
                              13.3
                              13.35
                              13.42
                              13.35
                              13.3
                              13.44
                              13.58
                              13.5
                              13.44
                              13.46
                              13.56
                              13.54
                              13.45
                              13.46
7/31/06                       13.69


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.69
------------------------------------
Common Share
Net Asset Value               $14.10
------------------------------------
Premium/(Discount) to NAV     -2.91%
------------------------------------
Market Yield                   4.47%
------------------------------------
Taxable-Equivalent Yield1      6.53%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $63,024
------------------------------------
Average Effective
Maturity on Securities (Years) 15.04
------------------------------------
Leverage-Adjusted Duration      8.12
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.62%         1.84%
------------------------------------
5-Year          2.01%         5.19%
------------------------------------
10-Year         5.47%         5.67%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         27.3%
------------------------------------
Water and Sewer                16.4%
------------------------------------
U.S. Guaranteed                16.3%
------------------------------------
Education and Civic
Organizations                  11.1%
------------------------------------
Utilities                       9.5%
------------------------------------
Health Care                     8.1%
------------------------------------
Other                          11.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ

Performance
      OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              69%
AA                               14%
A                                 6%
BBB                               7%
N/R                               4%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                           0.0765
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.069
Jan                            0.069
Feb                            0.069
Mar                            0.069
Apr                            0.069
May                            0.069
Jun                           0.0655
Jul                           0.0655

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       16.07
                              16.16
                              16.25
                              16.25
                              16.25
                              16.25
                              16.21
                              16.55
                              16.7
                              17.25
                              17.35
                              17.64
                              17.85
                              17.82
                              17.82
                              17.75
                              17.75
                              17.7
                              17.6
                              17.6
                              17.75
                              17.75
                              17.72
                              17.73
                              18.25
                              18.4
                              18.4
                              18.4
                              18.4
                              18.4
                              18.15
                              18
                              17.7
                              17.65
                              17.65
                              17.56
                              17.56
                              17.47
                              17.47
                              17.03
                              16.86
                              16.86
                              17.03
                              16.7
                              16.7
                              16.8
                              16.8
                              16.81
                              16.81
                              16.8
                              16.7
                              16.7
                              16.8
                              16.8
                              17
                              16.9
                              16.99
                              17.25
                              17.38
                              17.2
                              17.25
                              16.7
                              16.45
                              16.45
                              16.55
                              16.55
                              16.62
                              16.58
                              16.5
                              16.35
                              16.45
                              16.58
                              16.45
                              16.45
                              16.08
                              16.08
                              15.7
                              15.8
                              15.8
                              15.78
                              15.89
                              15.76
                              15.95
                              15.98
                              16.05
                              16.3
                              16.3
                              16.55
                              16.59
                              16.6
                              16.59
                              16.6
                              16.6
                              16.6
                              16.4
                              16.1
                              16.1
                              16.48
                              16.47
                              16.55
                              16.59
                              16.8
                              17
                              16.9
                              16.9
                              17.01
                              17.11
                              17.11
                              17.2
                              17.15
                              17.05
                              17.1
                              16.9
                              17
                              17.08
                              17.09
                              17
                              16.8
                              16.8
                              16.6
                              16.6
                              16.51
                              16.64
                              16.64
                              16.64
                              16.64
                              16.2
                              16.1
                              16.36
                              16.35
                              16.35
                              16.35
                              16.35
                              16.52
                              16.55
                              16.55
                              16.42
                              16.5
                              16.6
                              16.55
                              16.74
                              16.44
                              16.3
                              15.9
                              16.04
                              16.39
                              16.48
                              16.32
                              16.38
                              15.78
                              15.77
                              15.85
                              15.85
                              16.02
                              15.76
                              15.76
                              15.76
                              15.76
                              16
                              16
                              16.08
                              16.08
                              16.08
                              16.02
                              16.03
                              16.03
                              16.03
                              16.03
                              15.91
                              15.91
                              15.86
                              15.79
                              15.53
                              15.39
                              15.19
                              15.2
                              15.18
                              15.38
                              15.1
                              15.1
                              15.1
                              15.1
                              15.1
                              15.49
                              15.59
                              15.4
                              15.46
                              15.58
                              15.8
                              15.8
                              15.8
                              16.1
                              16.16
                              16.3
                              16.5
                              16.4
                              16.22
                              16.22
                              16.05
                              16.05
                              15.98
                              16
                              16
                              16
                              16.1
                              16.1
                              15.85
                              15.85
                              15.95
                              15.9
                              15.99
                              15.99
                              16.04
                              16.08
                              16.08
                              15.87
                              15.74
                              15.75
                              15.66
                              15.6
                              15.6
                              15.6
                              15.61
                              15.48
                              15.5
                              15.44
                              15.44
                              15.44
                              15.35
                              15.35
                              15.35
                              15.35
                              15.35
                              15.35
                              15.57
                              15.6
                              15.6
                              15.67
                              15.91
                              16.25
                              16.02
                              16.02
                              16.02
                              15.9
                              15.9
                              15.9
                              15.8
                              15.7
                              15.8
                              15.9
                              15.9
                              15.9
                              15.9
7/31/06                       15.9


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.90
------------------------------------
Common Share
Net Asset Value               $14.77
------------------------------------
Premium/(Discount) to NAV      7.65%
------------------------------------
Market Yield                   4.94%
------------------------------------
Taxable-Equivalent Yield1      7.21%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $22,862
------------------------------------
Average Effective
Maturity on Securities (Years) 14.56
------------------------------------
Leverage-Adjusted Duration      8.71
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.54%         2.14%
------------------------------------
5-Year          6.35%         6.89%
------------------------------------
Since
Inception       7.02%         6.78%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         34.5%
------------------------------------
Utilities                      16.9%
------------------------------------
Tax Obligation/General         14.8%
------------------------------------
U.S. Guaranteed                 9.5%
------------------------------------
Water and Sewer                 7.8%
------------------------------------
Education and Civic
Organizations                   5.0%
------------------------------------
Health Care                     5.0%
------------------------------------
Other                           6.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0764 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR

Performance
      OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              68%
AA                                9%
A                                10%
BBB                              10%
N/R                               3%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                            0.072
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                           0.0685
Jan                           0.0685
Feb                           0.0685
Mar                           0.0685
Apr                           0.0685
May                           0.0685
Jun                           0.0645
Jul                           0.0645

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       16.12
                              16.31
                              16.15
                              16.39
                              16.39
                              16.39
                              16.2
                              16.16
                              16.09
                              16.5
                              16.45
                              16.77
                              16.77
                              16.77
                              16.75
                              16.6
                              16.37
                              16.45
                              16.4
                              16.33
                              16.33
                              16.25
                              16.17
                              16.14
                              16.25
                              16.25
                              16.25
                              16.44
                              16.44
                              16.24
                              16.52
                              16.69
                              16.77
                              16.55
                              16.55
                              16.55
                              16.55
                              16.39
                              16.27
                              16.15
                              15.86
                              15.86
                              16
                              15.87
                              15.87
                              15.87
                              15.72
                              15.85
                              15.85
                              15.74
                              15.74
                              15.6
                              15.91
                              16.12
                              16.12
                              16.2
                              16.06
                              16.3
                              16.5
                              16.11
                              16.11
                              16.06
                              15.84
                              15.74
                              15.8
                              15.7
                              15.72
                              15.72
                              15.71
                              15.59
                              16.16
                              16.3
                              16.2
                              16.2
                              16.07
                              16.19
                              16.19
                              16.22
                              16.1
                              16.45
                              16.45
                              16.25
                              16.25
                              15.95
                              15.63
                              15.6
                              15.74
                              15.63
                              15.74
                              15.74
                              15.6
                              15.6
                              15.29
                              15.13
                              14.95
                              14.94
                              14.83
                              15.25
                              15.05
                              14.93
                              15.2
                              15.52
                              15.3
                              14.97
                              15.35
                              15.5
                              15.54
                              15.54
                              15.46
                              15.35
                              15.39
                              15.4
                              15.65
                              15.99
                              15.8
                              15.9
                              15.9
                              15.9
                              15.63
                              15.63
                              15.74
                              15.85
                              15.75
                              15.75
                              15.61
                              15.64
                              15.51
                              15.5
                              15.55
                              15.55
                              15.55
                              15.5
                              15.5
                              15.55
                              15.64
                              15.67
                              15.58
                              15.69
                              15.57
                              15.64
                              15.74
                              15.74
                              15.65
                              15.52
                              15.65
                              15.68
                              15.85
                              15.88
                              15.48
                              15.41
                              15.58
                              15.48
                              15.54
                              15.53
                              15.53
                              15.45
                              15.31
                              15.29
                              15.29
                              15.21
                              15.24
                              15.21
                              15.13
                              15.19
                              15.2
                              15.2
                              15.55
                              15
                              15.1
                              15.15
                              15.14
                              14.92
                              14.95
                              14.99
                              14.99
                              14.93
                              14.94
                              15.2
                              15.4
                              15.15
                              14.95
                              14.95
                              14.95
                              15.06
                              15.06
                              15.25
                              15.25
                              15.16
                              15.3
                              15.3
                              15.3
                              15.22
                              15.33
                              15.35
                              14.96
                              15.16
                              15.35
                              15.27
                              15.18
                              14.96
                              15.3
                              15.2
                              15.2
                              15.45
                              15.5
                              15.5
                              15.35
                              15.05
                              15.05
                              15
                              14.98
                              15.14
                              15.14
                              15.38
                              15.32
                              15.6
                              15.35
                              15.35
                              15.15
                              15.22
                              15.14
                              15.1
                              14.92
                              14.91
                              14.91
                              14.86
                              14.83
                              14.89
                              15.1
                              15.1
                              14.95
                              14.76
                              14.76
                              14.82
                              14.75
                              14.75
                              14.9
                              14.9
                              14.9
                              15.14
                              15.14
                              15.08
                              15.17
                              15.16
                              15.18
                              15.22
                              15.36
                              15.23
                              15.23
                              15.25
                              15.24
                              15.27
                              15.27
7/31/06                       15.37


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.37
------------------------------------
Common Share
Net Asset Value               $15.00
------------------------------------
Premium/(Discount) to NAV      2.47%
------------------------------------
Market Yield                   5.04%
------------------------------------
Taxable-Equivalent Yield1      7.36%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $36,465
------------------------------------
Average Effective
Maturity on Securities (Years) 14.58
------------------------------------
Leverage-Adjusted Duration      8.55
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.82%         2.49%
------------------------------------
Since
Inception       6.63%         7.16%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.3%
------------------------------------
Tax Obligation/General         22.7%
------------------------------------
Health Care                    10.3%
------------------------------------
U.S. Guaranteed                 9.5%
------------------------------------
Water and Sewer                 7.8%
------------------------------------
Education and Civic
Organizations                   7.3%
------------------------------------
Housing/Multifamily             5.4%
------------------------------------
Other                           8.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.1058 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                               10%
A                                 8%
BBB                               8%
N/R                               4%



Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                           0.0635
Sep                           0.0635
Oct                           0.0635
Nov                           0.0635
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                           0.0605
Apr                           0.0605
May                           0.0605
Jun                           0.0565
Jul                           0.0565


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       14.45
                              14.33
                              14.3
                              14.39
                              14.16
                              14.22
                              14.08
                              14.21
                              14.11
                              14.18
                              14.17
                              14.24
                              14.29
                              14.39
                              14.47
                              14.51
                              14.52
                              14.63
                              14.85
                              14.75
                              15.1
                              15.1
                              14.8
                              15
                              15.1
                              15
                              15
                              14.81
                              15.1
                              14.95
                              15.01
                              15.26
                              15.05
                              14.7
                              14.6
                              14.63
                              14.63
                              14.63
                              14.63
                              14.68
                              14.75
                              14.8
                              14.65
                              14.78
                              14.78
                              14.78
                              14.78
                              14.89
                              14.87
                              15.13
                              14.8
                              14.73
                              14.66
                              14.66
                              14.53
                              14.6
                              14.98
                              14.99
                              14.8
                              14.9
                              14.9
                              14.72
                              14.95
                              14.86
                              14.99
                              14.95
                              14.7
                              14.74
                              14.4
                              14.35
                              14.5
                              14.3
                              14.15
                              14.18
                              14.17
                              14.48
                              14.49
                              14.5
                              14.5
                              14.5
                              14.5
                              14.62
                              14.67
                              14.4
                              14.52
                              14.42
                              14.55
                              14.6
                              14.61
                              14.94
                              14.98
                              14.98
                              14.97
                              15.02
                              14.82
                              14.91
                              14.91
                              14.95
                              14.95
                              15.01
                              14.95
                              14.73
                              14.76
                              14.9
                              14.9
                              15.05
                              15.05
                              15.05
                              15.02
                              14.95
                              15.05
                              15.05
                              15.11
                              14.8
                              14.71
                              14.44
                              14.44
                              14.45
                              14.5
                              14.43
                              14.42
                              14.5
                              14.41
                              14.16
                              14.12
                              14.25
                              14.15
                              14.33
                              14.35
                              14.36
                              14.2
                              14.2
                              14.32
                              14.45
                              14.25
                              14.27
                              14.29
                              14.29
                              14.47
                              14.47
                              14.56
                              14.4
                              14.45
                              14.44
                              14.4
                              14.58
                              14.65
                              14.45
                              14.62
                              14.36
                              14.24
                              14.05
                              14.05
                              14.43
                              14.43
                              14.44
                              14.26
                              14.5
                              14.5
                              14.5
                              14.36
                              14.23
                              14.34
                              14.23
                              14.4
                              14.4
                              14.25
                              14.2
                              14.18
                              14.3
                              14.38
                              14.48
                              14.92
                              14.79
                              14.3
                              14.6
                              14.6
                              14.95
                              14.7
                              14.58
                              14.35
                              14.33
                              14.48
                              14.19
                              14.19
                              14.04
                              14.05
                              14.2
                              14.5
                              14.5
                              14
                              14.1
                              14.17
                              14.18
                              14.3
                              14.3
                              14.3
                              14.11
                              13.76
                              13.85
                              13.95
                              13.79
                              13.56
                              13.67
                              13.7
                              13.7
                              13.7
                              13.52
                              13.65
                              13.6
                              13.65
                              13.63
                              13.77
                              14
                              13.75
                              14
                              13.89
                              13.8
                              13.65
                              13.68
                              13.58
                              13.7
                              13.53
                              13.8
                              13.7
                              13.35
                              13.7
                              13.7
                              13.56
                              13.51
                              13.51
                              13.5
                              13.51
                              13.59
                              13.62
                              13.78
                              13.57
                              13.59
                              13.59
                              13.7
                              13.7
                              13.46
                              13.45
                              13.41
                              13.43
                              13.62
                              13.69
                              13.64
                              13.58
                              13.6
                              13.6
                              13.58
                              13.58
7/31/06                       13.52


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.52
------------------------------------
Common Share
Net Asset Value               $14.32
------------------------------------
Premium/(Discount) to NAV     -5.59%
------------------------------------
Market Yield                   5.01%
------------------------------------
Taxable-Equivalent Yield1      7.31%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $43,913
------------------------------------
Average Effective
Maturity on Securities (Years) 15.79
------------------------------------
Leverage-Adjusted Duration      7.76
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.80%         3.03%
------------------------------------
Since
Inception       2.76%         5.44%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         26.7%
------------------------------------
Tax Obligation/General         13.3%
------------------------------------
Health Care                    11.9%
------------------------------------
Education and Civic
Organizations                  10.8%
------------------------------------
Transportation                  9.1%
------------------------------------
Utilities                       8.2%
------------------------------------
Water and Sewer                 7.5%
------------------------------------
U.S. Guaranteed                 7.1%
------------------------------------
Other                           5.4%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Texas Quality Income Municipal Fund
NTX

Performance
      OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              68%
AA                               11%
A                                 7%
BBB                              12%
BB or Lower                       2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                            0.073
Sep                           0.0695
Oct                           0.0695
Nov                           0.0695
Dec                           0.0695
Jan                           0.0695
Feb                           0.0695
Mar                            0.066
Apr                            0.066
May                            0.066
Jun                           0.0635
Jul                           0.0635

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       16.2
                              16
                              15.95
                              15.84
                              15.84
                              15.69
                              15.63
                              15.48
                              15.3
                              15.45
                              15.48
                              15.55
                              15.59
                              15.68
                              15.61
                              15.61
                              15.6
                              15.61
                              15.56
                              15.52
                              15.61
                              15.63
                              15.72
                              15.7
                              15.64
                              15.61
                              15.51
                              15.59
                              15.67
                              15.58
                              15.61
                              15.57
                              15.4
                              15.4
                              15.43
                              15.4
                              15.29
                              15.2
                              15.07
                              15.09
                              14.9
                              14.92
                              14.87
                              14.99
                              14.97
                              14.99
                              14.8
                              14.78
                              14.64
                              14.66
                              14.59
                              14.55
                              14.28
                              14.29
                              14.27
                              14.03
                              14.07
                              14.12
                              14.37
                              14.41
                              14.5
                              14.29
                              14.38
                              14.42
                              14.37
                              14.45
                              14.4
                              14.38
                              14.46
                              14.37
                              14.37
                              14.4
                              14.27
                              14.21
                              14.19
                              14.17
                              14.24
                              14.22
                              14.26
                              14.35
                              14.4
                              14.39
                              14.45
                              14.44
                              14.44
                              14.41
                              14.45
                              14.39
                              14.43
                              14.4
                              14.42
                              14.55
                              14.43
                              14.44
                              14.46
                              14.48
                              14.55
                              14.5
                              14.45
                              14.44
                              14.45
                              14.45
                              14.5
                              14.57
                              14.55
                              14.49
                              14.6
                              14.6
                              14.69
                              14.85
                              14.76
                              14.87
                              14.81
                              14.92
                              14.77
                              14.74
                              14.75
                              14.69
                              14.64
                              14.65
                              14.76
                              14.75
                              14.82
                              14.77
                              14.8
                              14.91
                              15.07
                              14.99
                              15.01
                              15.02
                              15.12
                              15.05
                              15.02
                              15
                              15.12
                              15.15
                              15.13
                              15.1
                              15.09
                              15.21
                              15.35
                              15.12
                              15.15
                              15.11
                              15.14
                              15.14
                              15.23
                              15.28
                              15.13
                              15.11
                              15
                              14.97
                              14.89
                              15.04
                              14.96
                              14.9
                              14.85
                              14.82
                              14.93
                              14.95
                              14.87
                              14.93
                              14.9
                              14.91
                              14.93
                              15.05
                              14.94
                              14.94
                              14.91
                              14.99
                              15.01
                              15.08
                              14.96
                              15.12
                              14.96
                              14.93
                              14.91
                              14.85
                              14.95
                              14.99
                              14.91
                              14.9
                              14.87
                              14.96
                              14.92
                              14.99
                              15
                              14.98
                              15.04
                              15.04
                              15.1
                              14.99
                              14.98
                              14.84
                              14.86
                              14.85
                              14.84
                              14.83
                              14.61
                              14.48
                              14.55
                              14.51
                              14.52
                              14.66
                              14.52
                              14.52
                              14.52
                              14.48
                              14.48
                              14.39
                              14.36
                              14.42
                              14.46
                              14.43
                              14.36
                              14.33
                              14.37
                              14.37
                              14.43
                              14.38
                              14.33
                              14.4
                              14.2
                              14.25
                              14.25
                              14.19
                              14.02
                              14.2
                              14.05
                              14.03
                              14
                              13.97
                              14.11
                              14.2
                              14.35
                              14.33
                              14.49
                              14.46
                              14.46
                              14.47
                              14.32
                              14.29
                              14.14
                              14.07
                              14.09
                              14.11
                              14.12
                              14.14
                              14.19
                              14.19
                              14.38
                              14.67
                              14.95
7/31/06                       14.71


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.71
------------------------------------
Common Share
Net Asset Value               $15.06
------------------------------------
Premium/(Discount) to NAV     -2.32%
------------------------------------
Market Yield                   5.18%
------------------------------------
Taxable-Equivalent Yield1      7.19%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $143,009
------------------------------------
Average Effective
Maturity on Securities (Years) 16.39
------------------------------------
Leverage-Adjusted Duration      7.49
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.03%         2.77%
------------------------------------
5-Year          6.39%         6.16%
------------------------------------
10-Year         6.41%         6.35%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         28.2%
------------------------------------
Health Care                    13.3%
------------------------------------
U.S. Guaranteed                12.5%
------------------------------------
Education and Civic
Organizations                  10.0%
------------------------------------
Water and Sewer                 7.4%
------------------------------------
Utilities                       6.6%
------------------------------------
Transportation                  4.4%
------------------------------------
Long-Term Care                  4.1%
------------------------------------
Other                          13.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2005 of $.0020 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund (the "Funds"), as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
September 21, 2006

                        Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.5% (1.0% OF TOTAL INVESTMENTS)

$         900   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      921,483
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 16.2% (11.1% OF TOTAL INVESTMENTS)

        1,000   Arizona State University, Certificates of Participation,              7/12 at 100.00         AAA          1,067,700
                 Series 2002, 5.375%, 7/01/19 - MBIA Insured

        1,000   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA          1,033,240
                 5.000%, 7/01/25 - FGIC Insured

                Arizona State University, System Revenue Bonds, Series 2005:
        2,455    5.000%, 7/01/20 - AMBAC Insured                                      7/15 at 100.00         AAA          2,580,156
        1,500    5.000%, 7/01/21 - AMBAC Insured                                      7/15 at 100.00         AAA          1,573,065

        1,250   Glendale Industrial Development Authority, Arizona, Revenue           5/11 at 101.00          A-          1,324,163
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31

        1,050   Northern Arizona University, System Revenue Bonds,                    6/12 at 100.00         AAA          1,073,100
                 Series 2002, 5.000%, 6/01/34 - FGIC Insured

        1,500   Tempe Industrial Development Authority, Arizona, Lease                7/13 at 100.00         AAA          1,540,950
                 Revenue Bonds, Arizona State University Foundation Project,
                 Series 2003, 5.000%, 7/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,755   Total Education and Civic Organizations                                                                  10,192,374
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.8% (8.1% OF TOTAL INVESTMENTS)

          800   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            881,640
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        1,450   Arizona Health Facilities Authority, Hospital System Revenue         11/09 at 100.00        Baa3          1,510,509
                 Bonds, Phoenix Children's Hospital, Series 1999A,
                 6.125%, 11/15/22

          675   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            672,408
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          550   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            562,138
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

        2,150   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-          2,227,680
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

          515   Puerto Rico Industrial, Tourist, Educational, Medical and            11/10 at 101.00          AA            564,533
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, Hospital de la Concepcion, Series 2000A,
                 6.375%, 11/15/15

        1,055   Winslow Industrial Development Authority, Arizona, Hospital           6/08 at 101.00         N/R          1,005,615
                 Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                 5.500%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
        7,195   Total Health Care                                                                                         7,424,523
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.9% (4.7% OF TOTAL INVESTMENTS)

          400   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa            416,996
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

          530   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            530,032
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)

        3,215   Tucson Industrial Development Authority, Arizona, Senior              7/10 at 101.00          AA          3,394,719
                 Living Facilities Revenue Bonds, Christian Care Project,
                 Series 2000A, 5.625%, 7/01/20 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,145   Total Housing/Multifamily                                                                                 4,341,747
------------------------------------------------------------------------------------------------------------------------------------


                                       19

                        Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.1% (1.5% OF TOTAL INVESTMENTS)

$       1,345   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB     $    1,347,461
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc., Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.5% (0.4% OF TOTAL INVESTMENTS)

          345   Mohave County Industrial Development Authority, Arizona,             11/06 at 103.00         AAA            355,830
                 GNMA Collateralized Healthcare Revenue Refunding Bonds,
                 Chris Ridge and Silver Village Projects, Series 1996,
                 6.375%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 5.5% (3.7% OF TOTAL INVESTMENTS)

          630   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            660,347
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 - MBIA Insured

        1,525   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,596,462
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/21 - FSA Insured

          330   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         BBB            339,969
                 Bonds, Series 2001A, 5.375%, 7/01/28

          750   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA            843,615
                 Bonds, Series 2002A, 5.500%, 7/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,235   Total Tax Obligation/General                                                                              3,440,393
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 39.9% (27.3% OF TOTAL INVESTMENTS)

        2,000   Arizona School Facilities Board, School Improvement Revenue           7/14 at 100.00         AAA          2,223,960
                 Bonds, Series 2004A, 5.750%, 7/01/18 - AMBAC Insured

                Arizona Tourism and Sports Authority, Tax Revenue Bonds,
                Multipurpose Stadium Facility Project, Series 2003A:
        1,000    5.375%, 7/01/20 - MBIA Insured                                       7/13 at 100.00         Aaa          1,077,010
        1,000    5.375%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         Aaa          1,069,860

                Bullhead City, Arizona, Special Assessment Bonds, Parkway
                District Improvements, Series 1993:
          720    6.100%, 1/01/08                                                      1/07 at 100.00        Baa2            726,559
          775    6.100%, 1/01/09                                                      1/07 at 100.00        Baa2            781,866

          482   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            530,321
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

                Greater Arizona Development Authority, Infrastructure
                Revenue Bonds, Series 2006A:
          740    5.000%, 8/01/23 - MBIA Insured                                       8/16 at 100.00         AAA            774,084
          875    5.000%, 8/01/25 - MBIA Insured                                       8/16 at 100.00         AAA            912,424

        1,280   Greater Arizona Development Authority, Infrastructure                 8/16 at 100.00         AAA          1,342,118
                 Revenue Bonds, Series 2006, 5.000%, 8/01/22 - MBIA Insured

          575   Marana Municipal Property Corporation, Arizona, Revenue               7/13 at 100.00         AAA            591,043
                 Bonds, Series 2003, 5.000%, 7/01/28 - AMBAC Insured

        3,400   Maricopa County Stadium District, Arizona, Revenue                    6/12 at 100.00         Aaa          3,634,497
                 Refunding Bonds, Series 2002, 5.375%, 6/01/18 -
                 AMBAC Insured

        3,400   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,             7/15 at 100.00         AAA          3,547,730
                 Series 2005, 5.000%, 7/01/24 - FSA Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Subordinate           7/13 at 100.00         AAA          2,081,460
                 Lien Excise Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/21 -
                 MBIA Insured

        1,200   Prescott Valley Municipal Property Corporation, Arizona,              1/13 at 100.00         AAA          1,232,064
                 Municipal Facilities Revenue Bonds, Series 2003,
                 5.000%, 1/01/27 - FGIC Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed                    7/12 at 100.00         BBB          1,017,810
                 Government Facilities Revenue Refunding Bonds,
                 Series 2002D, 5.125%, 7/01/24

        1,610   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA          1,672,726
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

        1,350   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA          1,444,581
                 5.250%, 7/01/20 - AMBAC Insured

          500   Tucson, Arizona, Certificates of Participation, Series 2000,          7/08 at 100.00         AAA            515,795
                 5.700%, 7/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,907   Total Tax Obligation/Limited                                                                             25,175,908
------------------------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.9% (16.3% OF TOTAL INVESTMENTS) (4)

$       1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00     BBB (4)     $    1,140,420
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 7.000%, 12/01/25 (Pre-refunded 12/01/10)

          700   Arizona School Facilities Board, School Improvement Revenue           7/13 at 100.00         AAA            747,355
                 Bonds, Series 2003, 5.000%, 7/01/21 (Pre-refunded 7/01/13)

        1,250   Maricopa County Industrial Development Authority, Arizona,              No Opt. Call         AAA          1,518,475
                 Hospital Revenue Refunding Bonds, Samaritan Health
                 Services, Series 1990A, 7.000%, 12/01/16 -
                 MBIA Insured (ETM)

        3,000   Mesa Industrial Development Authority, Arizona, Revenue               1/10 at 101.00         AAA          3,207,570
                 Bonds, Discovery Health System, Series 1999A,
                 5.750%, 1/01/25 (Pre-refunded 1/01/10) - MBIA Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior                7/10 at 101.00         AAA          2,177,060
                 Lien Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24 (Pre-refunded 7/01/10) - FGIC Insured

                Phoenix Industrial Development Authority, Arizona, Government
                Office Lease Revenue Bonds, Capitol Mall LLC, Series 2000:
          700    5.375%, 9/15/22 (Pre-refunded 9/15/10) - AMBAC Insured               9/10 at 100.00         AAA            742,077
        2,000    5.500%, 9/15/27 (Pre-refunded 9/15/10) - AMBAC Insured               9/10 at 100.00         AAA          2,129,680

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00    BBB+ (4)          1,105,800
                 Revenue Bonds, Series 2000B, 6.500%, 7/01/27
                 (Pre-refunded 7/01/10)

        1,500   Scottsdale Industrial Development Authority, Arizona, Hospital       12/11 at 101.00      A3 (4)          1,648,770
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

          600   Tucson, Arizona, Junior Lien Street and Highway User                  7/10 at 100.00         AAA            626,286
                 Revenue Bonds, Series 2000E, 5.000%, 7/01/18
                 (Pre-refunded 7/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,750   Total U.S. Guaranteed                                                                                    15,043,493
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.9% (9.5% OF TOTAL INVESTMENTS)

        1,000   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,088,280
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

        1,000   Coconino County, Arizona, Pollution Control Revenue Bonds,           10/06 at 102.00          B-          1,016,370
                 Nevada Power Company Project, Series 1996,
                 6.375%, 10/01/36 (Alternative Minimum Tax)

          765   Pima County Industrial Development Authority, Arizona,                1/07 at 100.50         AAA            767,861
                 Lease Obligation Revenue Refunding Bonds, Tucson Electric
                 Power Company, Series 1988A, 7.250%, 7/15/10 -
                 FSA Insured

        2,170   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,252,937
                 Series 2005RR, 5.000%, 7/01/27 - XLCA Insured

          530   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00          AA            550,230
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/22

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Refunding Bonds, Series 2002A:
        2,000    5.125%, 1/01/27                                                      1/12 at 101.00         Aa1          2,077,720
        1,000    5.000%, 1/01/31                                                      1/12 at 101.00         Aa1          1,027,840

------------------------------------------------------------------------------------------------------------------------------------
        8,465   Total Utilities                                                                                           8,781,238
------------------------------------------------------------------------------------------------------------------------------------


                                       21

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 23.9% (16.4% OF TOTAL INVESTMENTS)

$       1,825   Arizona Water Infrastructure Finance Authority, Water                10/14 at 100.00         AAA     $    1,923,021
                 Quality Revenue Bonds, Series 2004A, 5.000%, 10/01/19

        1,005   Cottonwood, Arizona, Senior Lien Water System Revenue                 7/14 at 100.00         AAA          1,041,170
                 Bonds, Municipal Property Corporation, Series 2004,
                 5.000%, 7/01/24 - XLCA Insured

        3,500   Glendale, Arizona, Water and Sewer Revenue Bonds,                     7/13 at 100.00         AAA          3,610,250
                 Subordinate Lien, Series 2003, 5.000%, 7/01/28 -
                 AMBAC Insured

          600   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            622,260
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,415   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA          1,471,671
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/24 - MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          1,546,770
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                 FGIC Insured

        3,295   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA          3,445,581
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

        1,250   Phoenix Civic Improvement Corporation, Arizona, Junior Lien             No Opt. Call         AAA          1,416,075
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/21 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,390   Total Water and Sewer                                                                                    15,076,798
------------------------------------------------------------------------------------------------------------------------------------
$      87,432   Total Investments (cost $89,045,724) - 146.1%                                                            92,101,248
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                        922,447
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.6)%                                                        (30,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  63,023,695
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2% (5.0% OF TOTAL INVESTMENTS)

$       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-     $    1,015,150
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/29

          300   Puerto Rico Industrial, Tourist, Educational, Medical and             9/11 at 100.00         BBB            306,216
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, University of the Sacred
                 Heart, Series 2001, 5.250%, 9/01/21

          305   Tucson Industrial Development Authority, Arizona, Charter             9/14 at 100.00        BBB-            315,779
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 6.125%, 9/01/34

------------------------------------------------------------------------------------------------------------------------------------
        1,605   Total Education and Civic Organizations                                                                   1,637,145
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 7.1% (5.0% OF TOTAL INVESTMENTS)

          365   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            402,248
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

          250   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            249,040
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          200   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            204,414
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

          750   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-            777,098
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
        1,565   Total Health Care                                                                                         1,632,800
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.6% (4.7% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,            7/09 at 102.00         Aaa          1,017,620
                 Multifamily Housing Revenue Bonds, Whispering Palms
                 Apartments, Series 1999A, 5.900%, 7/01/29 - MBIA Insured

          275   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa            286,685
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

          205   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            205,012
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,480   Total Housing/Multifamily                                                                                 1,509,317
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

           65   Pima County Industrial Development Authority, Arizona,               11/10 at 101.00         AAA             66,699
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 2001A-4, 5.050%, 5/01/17
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.2% (1.6% OF TOTAL INVESTMENTS)

          510   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            510,933
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc., Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.0% (14.8% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Unified School District 11, Peoria, Arizona,          7/15 at 100.00         AAA          1,054,770
                 General Obligation Bonds, Second Series 2005,
                 5.000%, 7/01/20 - FGIC Insured

          240   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            251,561
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 - MBIA Insured

        1,020   Tucson, Arizona, General Obligation Refunding Bonds,                  7/07 at 100.00          AA          1,028,915
                 Series 1997, 5.000%, 7/01/19

        2,340   Yuma & La Paz Counties Community College District, Arizona,           7/16 at 100.00         AAA          2,468,138
                 General Obligation Bonds, Series 2006, 5.000%, 7/01/21 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,600   Total Tax Obligation/General                                                                              4,803,384
------------------------------------------------------------------------------------------------------------------------------------


                                       23

                        Nuveen Arizona Dividend Advantage Municipal Fund (NFZ) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 49.0% (34.5% OF TOTAL INVESTMENTS)

$       2,750   Arizona School Facilities Board, School Improvement Revenue           7/14 at 100.00         AAA     $    3,057,946
                 Bonds, Series 2004A, 5.750%, 7/01/18 - AMBAC Insured

        1,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          1,069,860
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/21 - MBIA Insured

           98   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R             97,807
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          187   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            205,747
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          275   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA            287,666
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        1,000   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA          1,048,530
                 Bonds, Series 2006, 5.000%, 8/01/22 - MBIA Insured

        1,180   Marana Municipal Property Corporation, Arizona, Revenue               7/13 at 100.00         AAA          1,223,778
                 Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured

          900   Phoenix Industrial Development Authority, Arizona, Government         3/12 at 100.00         AAA            957,312
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured

          680   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A            690,588
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

          600   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA            623,376
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

        1,000   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA          1,070,060
                 5.250%, 7/01/20 - AMBAC Insured

          500   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00         N/R            512,105
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          355   Watson Road Community Facilities District, Arizona, Special           7/16 at 100.00         N/R            366,900
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

------------------------------------------------------------------------------------------------------------------------------------
       10,525   Total Tax Obligation/Limited                                                                             11,211,675
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 13.5% (9.5% OF TOTAL INVESTMENTS) (4)

          550   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00     BBB (4)            624,750
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20 (Pre-refunded 12/01/10)

        1,300   Maricopa County Industrial Development Authority, Arizona,            6/07 at 102.00       A (4)          1,353,716
                 Education Revenue Bonds, Horizon Community Learning
                 Center Project, Series 2000, 6.350%, 6/01/26 (Pre-refunded
                 6/01/07) - ACA Insured

        1,000   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00      A3 (4)          1,099,180
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        2,850   Total U.S. Guaranteed                                                                                     3,077,646
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 23.9% (16.9% OF TOTAL INVESTMENTS)

        1,500   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,640,550
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/17

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,098,970
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

                Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series 2005RR:
        1,000    5.000%, 7/01/26 - XLCA Insured                                       7/15 at 100.00         AAA          1,040,450
          170    5.000%, 7/01/27 - XLCA Insured                                       7/15 at 100.00         AAA            176,497

          200   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00          AA            207,634
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22

          235   Salt River Project Agricultural Improvement and Power District,       1/08 at 101.00         Aa1            240,109
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 1997A, 5.000%, 1/01/20

        1,000   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00         Aa1          1,065,500
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/18

------------------------------------------------------------------------------------------------------------------------------------
        5,105   Total Utilities                                                                                           5,469,710
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.1% (7.8% OF TOTAL INVESTMENTS)

$         225   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA     $      233,347
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

          200   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA            208,010
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/24 - MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          1,546,770
                 Water System Revenue Bonds, Series 2002,
                 5.000%, 7/01/26 - FGIC Insured

          520   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            543,764
                 Water System Revenue Bonds, Series 2005,
                 5.000%, 7/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,445   Total Water and Sewer                                                                                     2,531,891
------------------------------------------------------------------------------------------------------------------------------------
$      30,750   Total Investments (cost $31,620,171) - 141.9%                                                            32,451,200
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 10.6%                                                                     2,410,305
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                        (12,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   22,861,505
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.8% (7.3% OF TOTAL INVESTMENTS)

$       1,250   Glendale Industrial Development Authority, Arizona, Revenue           5/11 at 101.00          A-     $    1,324,163
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31

          460   Pima County Industrial Development Authority, Arizona, Charter       12/14 at 100.00        BBB-            480,088
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.000%, 12/15/24

          320   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            326,525
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, Ana G. Mendez
                 University System, Series 1999, 5.375%, 2/01/19

          480   Tucson Industrial Development Authority, Arizona, Charter             9/14 at 100.00        BBB-            496,963
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 6.125%, 9/01/34

                University of Arizona, Certificates of Participation, Series 2002A:
          750    5.500%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         AAA            805,350
          500    5.125%, 6/01/22 - AMBAC Insured                                      6/12 at 100.00         AAA            522,890

------------------------------------------------------------------------------------------------------------------------------------
        3,760   Total Education and Civic Organizations                                                                   3,955,979
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.3% (10.3% OF TOTAL INVESTMENTS)

          400   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            440,820
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

          735   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00        Baa3            796,520
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21

          600   Arizona Health Facilities Authority, Revenue Bonds, Blood             4/14 at 100.00          A-            610,200
                 Systems Inc., Series 2004, 5.000%, 4/01/20

          400   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            398,464
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          320   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            327,062
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

        1,375   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-          1,424,679
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

          500   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA            513,655
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,064,830
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33

------------------------------------------------------------------------------------------------------------------------------------
        5,330   Total Health Care                                                                                         5,576,230
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 8.0% (5.4% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,           10/11 at 105.00         AAA          1,057,420
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, Pine Ridge, Cambridge Court, Cove on 44th and
                 Fountain Place Apartments, Series 2001A-1, 6.000%, 10/20/31

          325   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            325,020
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

        1,425   Phoenix Industrial Development Authority, Arizona, GNMA               7/12 at 105.00         AAA          1,531,348
                 Collateralized Multifamily Housing Revenue Bonds,
                 Summit Apartments, Series 2002, 6.450%, 7/20/32

------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Housing/Multifamily                                                                                 2,913,788
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.1% (0.1% OF TOTAL INVESTMENTS)

           30   Pima County Industrial Development Authority, Arizona,               11/10 at 101.00         AAA             30,700
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 2001A-1, 5.350%, 11/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)

$         810   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB     $      811,482
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc., Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 33.7% (22.7% OF TOTAL INVESTMENTS)

        1,725   Chandler, Arizona, General Obligation Bonds, Series 2002,             7/12 at 100.00         AAA          1,810,853
                 5.000%, 7/01/17

                Maricopa County School District 6, Arizona, General Obligation
                Refunding Bonds, Washington Elementary School, Series 2002A:
        1,000    5.375%, 7/01/15 - FSA Insured                                          No Opt. Call         AAA          1,104,210
        1,000    5.375%, 7/01/16 - FSA Insured                                          No Opt. Call         AAA          1,104,720

        1,165   Maricopa County Unified School District 69, Paradise Valley,            No Opt. Call         AAA          1,268,301
                 Arizona, General Obligation Refunding Bonds, Series 2002A,
                 5.250%, 7/01/14 - FGIC Insured

          375   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            393,064
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 - MBIA Insured

        1,000   Mesa, Arizona, General Obligation Bonds, Series 2000,                   No Opt. Call         AAA          1,116,920
                 6.500%, 7/01/11 - FGIC Insured

        1,405   Mesa, Arizona, General Obligation Bonds, Series 2002,                   No Opt. Call         AAA          1,545,879
                 5.375%, 7/01/15 - FGIC Insured

                Phoenix, Arizona, Various Purpose General Obligation Bonds,
                Series 2002B:
        1,700    5.000%, 7/01/22                                                      7/12 at 100.00         AA+          1,773,967
          500    5.000%, 7/01/27                                                      7/12 at 100.00         AA+            514,020

        1,000   Pinal County Unified School District 43, Apache Junction,               No Opt. Call         AAA          1,131,330
                 Arizona, General Obligation Refunding Bonds, Series 2001,
                 5.750%, 7/01/15 - FGIC Insured

          510   Scottsdale, Arizona, General Obligation Bonds, Series 2002,           7/11 at 100.00         AAA            529,773
                 5.000%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
       11,380   Total Tax Obligation/General                                                                             12,293,037
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 42.0% (28.3% OF TOTAL INVESTMENTS)

                Arizona State, Certificates of Participation, Series 2002A:
          750    5.000%, 11/01/17 - MBIA Insured                                      5/12 at 100.00         AAA            784,808
        1,000    5.000%, 11/01/18 - MBIA Insured                                      5/12 at 100.00         AAA          1,045,890
          500    5.000%, 11/01/20 - MBIA Insured                                      5/12 at 100.00         AAA            519,230

          138   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R            137,728
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          296   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            325,674
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          670   Goodyear Community Facilities Utility District 1, Arizona,            7/13 at 100.00           A            689,484
                 General Obligation Bonds, Series 2003, 5.350%, 7/15/28 -
                 ACA Insured

          435   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA            455,036
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

          870   Maricopa County Public Finance Corporation, Arizona, Lease            7/11 at 100.00         Aaa            932,101
                 Revenue Bonds, Series 2001, 5.500%, 7/01/15 - AMBAC Insured

                Maricopa County Stadium District, Arizona, Revenue Refunding
                Bonds, Series 2002:
          840    5.375%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         Aaa            897,935
        2,645    5.375%, 6/01/19 - AMBAC Insured                                      6/12 at 100.00         Aaa          2,827,424

        1,500   Phoenix Industrial Development Authority, Arizona, Government         3/12 at 100.00         AAA          1,595,520
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured

        1,070   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,086,660
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00         BBB          1,017,810
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24

          960   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA            997,402
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

          750   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00         N/R            768,158
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24


                                       27

                        Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         560   Watson Road Community Facilities District, Arizona, Special           7/16 at 100.00         N/R     $      578,771
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

          640   Yuma Municipal Property Corporation, Arizona, Municipal               7/10 at 100.00         AAA            659,226
                 Facilities Tax Revenue Bonds, Series 2001, 5.000%, 7/01/21 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,624   Total Tax Obligation/Limited                                                                             15,318,857
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,000   Phoenix Civic Improvement Corporation, Arizona, Senior Lien           7/08 at 101.00         AAA          1,019,800
                 Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25 -
                 FSA Insured

        1,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien          7/12 at 100.00         AAA          1,031,210
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Transportation                                                                                      2,051,010
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.2% (9.5% OF TOTAL INVESTMENTS) (4)

          715   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA            787,236
                 5.750%, 7/01/27 (Pre-refunded 7/01/12) - FGIC Insured

          100   Maricopa County Unified School District 89, Dysart, Arizona,          7/14 at 100.00         AAA            109,009
                 General Obligation Bonds, Series 2004B, 5.250%, 7/01/20
                 (Pre-refunded 7/01/14) - FSA Insured

        1,000   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,             7/14 at 100.00         AAA          1,081,650
                 Series 2004, 5.125%, 7/01/23 (Pre-refunded 7/01/14) -
                 FSA Insured

        1,000   Mesa, Arizona, Utility System Revenue Bonds, Series 2002,             7/11 at 100.00         AAA          1,054,010
                 5.000%, 7/01/20 (Pre-refunded 7/01/11) - FGIC Insured

        1,000   Scottsdale Industrial Development Authority, Arizona, Hospital       12/11 at 101.00      A3 (4)          1,099,180
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

          990   Scottsdale, Arizona, General Obligation Bonds, Series 2002,           7/11 at 100.00         AAA          1,043,925
                 5.000%, 7/01/24 (Pre-refunded 7/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        4,805   Total U.S. Guaranteed                                                                                     5,175,010
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.0% (3.4% OF TOTAL INVESTMENTS)

        1,115   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,213,432
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

          270   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            280,319
                 Series 2005RR, 5.000%, 7/01/27 - XLCA Insured

          320   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00          AA            332,214
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
        1,705   Total Utilities                                                                                           1,825,965
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.7% (7.8% OF TOTAL INVESTMENTS)

$         500   Maricopa County Industrial Development Authority, Arizona,           12/07 at 102.00         AAA     $      516,730
                 Water System Improvement Revenue Bonds, Chaparral City
                 Water Company, Series 1997A, 5.400%, 12/01/22 -
                 AMBAC Insured (Alternative Minimum Tax)

          360   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            373,356
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

          320   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA            332,816
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/24 - MBIA Insured

          765   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            799,960
                 Water System Revenue Bonds, Series 2005,
                 5.000%, 7/01/23 - MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien             No Opt. Call         AAA          1,135,380
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/22 - FGIC Insured

        1,000   Tucson, Arizona, Water System Revenue Refunding Bonds,                7/12 at 102.00         AAA          1,092,730
                 Series 2002, 5.500%, 7/01/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,945   Total Water and Sewer                                                                                     4,250,972
------------------------------------------------------------------------------------------------------------------------------------
$      51,139   Total Investments (cost $52,113,142) - 148.6%                                                            54,203,030
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                        762,035
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.7)%                                                        (18,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  36,465,065
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                   N/R   Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.2% (1.0% OF TOTAL INVESTMENTS)

$         575   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      588,725
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 16.2% (10.8% OF TOTAL INVESTMENTS)

        1,250   Arizona State University, System Revenue Bonds, Series 2005,          7/15 at 100.00         AAA          1,313,725
                 5.000%, 7/01/20 - AMBAC Insured

        1,000   Arizona Student Loan Acquisition Authority, Student Loan             11/09 at 102.00         Aaa          1,054,540
                 Revenue Refunding Bonds, Senior Series 1999A-1,
                 5.750%, 5/01/15 (Alternative Minimum Tax)

        1,130   Energy Management Services LLC, Arizona State University,             7/12 at 100.00         AAA          1,200,365
                 Energy Conservation Revenue Bonds, Main Campus Project,
                 Series 2002, 5.250%, 7/01/18 - MBIA Insured

          270   Glendale Industrial Development Authority, Arizona, Revenue           5/08 at 101.00          A-            276,094
                 Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

          540   Pima County Industrial Development Authority, Arizona,               12/14 at 100.00        BBB-            563,582
                 Charter School Revenue Bonds, Noah Webster Basic Schools
                 Inc., Series 2004, 6.000%, 12/15/24

          565   Tucson Industrial Development Authority, Arizona, Charter             9/14 at 100.00        BBB-            584,967
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 6.125%, 9/01/34

        2,000   University of Arizona, Certificates of Participation, Series 2002B,   6/12 at 100.00         AAA          2,100,740
                 5.125%, 6/01/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,755   Total Education and Civic Organizations                                                                   7,094,013
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.7% (11.9% OF TOTAL INVESTMENTS)

          300   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            330,615
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

                Arizona Health Facilities Authority, Hospital System Revenue
                Bonds, Phoenix Children's Hospital, Series 1999A:
          350    6.125%, 11/15/22                                                    11/09 at 100.00        Baa3            364,606
          520    6.250%, 11/15/29                                                    11/09 at 100.00        Baa3            542,724

          625   Arizona Health Facilities Authority, Revenue Bonds, Blood             4/14 at 100.00          A-            635,625
                 Systems Inc., Series 2004, 5.000%, 4/01/20

          475   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            473,176
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          390   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            398,607
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

        1,825   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-          1,890,937
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

        2,000   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA          2,054,620
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,064,830
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33

------------------------------------------------------------------------------------------------------------------------------------
        7,485   Total Health Care                                                                                         7,755,740
------------------------------------------------------------------------------------------------------------------------------------


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.5% (3.0% OF TOTAL INVESTMENTS)

$       1,545   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa     $    1,610,508
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.600%, 6/20/21
                 (Alternative Minimum Tax)

          380   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            380,023
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,925   Total Housing/Multifamily                                                                                 1,990,531
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)

          945   Yavapai County Industrial Development Authority, Arizona,             3/28 at 100.00         BBB            946,729
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc., Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 19.8% (13.3% OF TOTAL INVESTMENTS)

          660   Chandler, Arizona, General Obligation Bonds, Series 2002,             7/12 at 100.00         AAA            692,498
                 5.000%, 7/01/18

        2,250   DC Ranch Community Facilities District, Scottsdale, Arizona,          7/13 at 100.00         Aaa          2,322,608
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 AMBAC Insured

        1,930   Glendale, Arizona, General Obligation Refunding Bonds,                7/11 at 100.00          AA          2,009,632
                 Series 2002, 5.000%, 7/01/19

        1,000   Maricopa County Unified School District 11, Peoria, Arizona,            No Opt. Call         AAA          1,075,510
                 General Obligation Refunding Bonds, Series 2002,
                 5.000%, 7/01/15 - FSA Insured

          445   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            466,436
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 - MBIA Insured

        1,575   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,653,104
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/20 - FSA Insured

          440   Tucson, Arizona, General Obligation Bonds, Series 2001B,              7/11 at 100.00          AA            457,952
                 5.000%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
        8,300   Total Tax Obligation/General                                                                              8,677,740
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 39.7% (26.7% OF TOTAL INVESTMENTS)

        3,000   Arizona State Transportation Board, Highway Revenue                   7/12 at 102.00         AAA          3,235,588
                 Refunding Bonds, Series 2002A, 5.250%, 7/01/18

        2,660   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          2,864,847
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/20 - MBIA Insured

          158   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R            157,689
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          346   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            380,687
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          800   Goodyear Community Facilities Utility District 1, Arizona,            7/13 at 100.00           A            823,264
                 General Obligation Bonds, Series 2003, 5.350%, 7/15/28 -
                 ACA Insured

          525   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA            549,181
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        2,000   Mohave County, Arizona, Certificates of Participation,                7/14 at 100.00         AAA          2,139,420
                 Series 2004, 5.250%, 7/01/19 - AMBAC Insured

        1,250   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,269,463
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        1,130   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA          1,174,025
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

        2,770   Tempe, Arizona, Excise Tax Revenue Refunding Bonds,                   7/13 at 100.00         AAA          2,878,307
                 Series 2003, 5.000%, 7/01/22


                                       31

                        Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,250   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00         N/R     $    1,280,263
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          665   Watson Road Community Facilities District, Arizona, Special           7/16 at 100.00         N/R            687,291
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

------------------------------------------------------------------------------------------------------------------------------------
       16,554   Total Tax Obligation/Limited                                                                             17,440,025
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.6% (9.1% OF TOTAL INVESTMENTS)

                Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
                Airport Revenue Bonds, Series 2002B:
        1,000    5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)             7/12 at 100.00         AAA          1,084,230
        2,300    5.250%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)             7/12 at 100.00         AAA          2,381,995

        2,450   Tucson Airport Authority Inc., Arizona, Revenue Refunding             6/11 at 100.00         AAA          2,497,726
                 Bonds, Series 2001B, 5.000%, 6/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Transportation                                                                                      5,963,951
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 10.6% (7.1% OF TOTAL INVESTMENTS) (4)

        1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00     BBB (4)          1,135,910
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20 (Pre-refunded 12/01/10)

          200   Arizona School Facilities Board, School Improvement Revenue           7/12 at 100.00         AAA            214,956
                 Bonds, Series 2002, 5.250%, 7/01/20 (Pre-refunded 7/01/12)

        1,760   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA          1,937,813
                 5.750%, 7/01/27 (Pre-refunded 7/01/12) - FGIC Insured

        1,250   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00      A3 (4)          1,373,975
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        4,210   Total U.S. Guaranteed                                                                                     4,662,654
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.3% (8.2% OF TOTAL INVESTMENTS)

        1,250   Maricopa County Pollution Control Corporation, Arizona,              11/12 at 100.00         AAA          1,280,100
                 Revenue Bonds, Arizona Public Service Company - Palo Verde
                 Project, Series 2002A, 5.050%, 5/01/29 - AMBAC Insured

                Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series 2005RR:
        1,660    5.000%, 7/01/26 - XLCA Insured                                       7/15 at 100.00         AAA          1,727,147
          935    5.000%, 7/01/27 - XLCA Insured                                       7/15 at 100.00         AAA            970,736

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Bonds, Series 2002B:
          360    5.000%, 1/01/22                                                      1/13 at 100.00          AA            373,741
        1,000    5.000%, 1/01/31                                                      1/13 at 100.00          AA          1,027,840

------------------------------------------------------------------------------------------------------------------------------------
        5,205   Total Utilities                                                                                           5,379,564
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.2% (7.5% OF TOTAL INVESTMENTS)

          405   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            420,025
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

          380   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA            395,219
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/24 - MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/11 at 100.00         AAA          1,043,830
                 Wastewater System Revenue Refunding Bonds, Series 2001,
                 5.125%, 7/01/21 - FGIC Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA     $    2,098,480
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/18 -
                 FGIC Insured

          920   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            962,044
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,705   Total Water and Sewer                                                                                     4,919,598
------------------------------------------------------------------------------------------------------------------------------------
$      62,409   Total Investments (cost $64,070,644) - 149.0%                                                            65,419,270
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                        494,200
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.1)%                                                        (22,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  43,913,470
                ====================================================================================================================

           FORWARD SWAPS OUTSTANDING AT JULY 31, 2006:
                                      FIXED RATE               FLOATING RATE
                                            PAID   FIXED RATE       RECEIVED  FLOATING RATE                               UNREALIZED
                          NOTIONAL   BY THE FUND      PAYMENT    BY THE FUND        PAYMENT   EFFECTIVE  TERMINATION    APPRECIATION
           COUNTERPARTY     AMOUNT  (ANNUALIZED)    FREQUENCY       BASED ON      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
           Goldman Sachs  $500,000         4.013%   Quarterly            BMA      Quarterly     9/14/06      9/14/26         $17,459
           Merrill Lynch   900,000         4.021    Quarterly            BMA      Quarterly     9/21/06      9/21/26          30,639
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             $48,098
====================================================================================================================================
           BMA - The daily arithmetic average of the weekly BMA (Bond Market
                 Association) Municipal Swap Index.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Texas Quality Income Municipal Fund (NTX)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0% (1.4% OF TOTAL INVESTMENTS)

$       2,695   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,759,330
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.5% (10.0% OF TOTAL INVESTMENTS)

                Red River Education Finance Corporation, Texas, Revenue Bonds,
                Hockaday School, Series 2005:
        1,170    5.000%, 5/15/27                                                      5/15 at 100.00          AA          1,198,759
        1,230    5.000%, 5/15/28                                                      5/15 at 100.00          AA          1,259,348
        1,290    5.000%, 5/15/29                                                      5/15 at 100.00          AA          1,319,838

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2003:
        1,710    5.000%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         Aaa          1,790,079
        1,795    5.000%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         Aaa          1,872,634
        1,885    5.000%, 5/01/20 - FGIC Insured                                       5/13 at 100.00         Aaa          1,962,040

        1,665   Texas State University System, Financing Revenue Bonds,               9/14 at 100.00         AAA          1,722,742
                 Series 2004, 5.000%, 3/15/24 - FSA Insured

        2,000   Texas State University System, Financing Revenue Refunding            3/12 at 100.00         AAA          2,074,520
                 Bonds, Series 2002, 5.000%, 3/15/20 - FSA Insured

        2,330   Universal City Education Facilities Corporation, Texas, Revenue       3/11 at 102.00          A-          2,431,402
                 Bonds, Wayland Baptist University Project, Series 2001,
                 5.625%, 3/01/26

        5,000   University of North Texas, Financing System Revenue Bonds,            4/12 at 100.00         AAA          5,147,300
                 Series 2001, 5.000%, 4/15/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,075   Total Education and Civic Organizations                                                                  20,778,662
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 2.2% (1.5% OF TOTAL INVESTMENTS)

        3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/08 at 102.00        BBB-          3,049,860
                 Revenue Bonds, Valero Energy Corporation Project,
                 Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.3% (13.3% OF TOTAL INVESTMENTS)

        3,500   Abilene Health Facilities Development Corporation, Texas,             9/06 at 101.00         AAA          3,576,230
                 Hospital Revenue Refunding and Improvement Bonds,
                 Hendrick Medical Center Project, Series 1995C,
                 6.150%, 9/01/25 - MBIA Insured

                Brazoria County Health Facilities Development Corporation,
                Texas, Revenue Bonds, Brazosport Memorial Hospital, Series 2004:
        1,745    5.250%, 7/01/20 - RAAI Insured                                       7/14 at 100.00          AA          1,825,968
        1,835    5.250%, 7/01/21 - RAAI Insured                                       7/14 at 100.00          AA          1,916,419

                Gregg County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Good Shepherd Medical Center Project,
                Series 2000:
        2,000    6.875%, 10/01/20 - RAAI Insured                                     10/10 at 101.00          AA          2,219,620
        3,250    6.375%, 10/01/25 - RAAI Insured                                     10/10 at 101.00          AA          3,545,392

        5,750   Midland County Hospital District, Texas, Hospital Revenue               No Opt. Call         BBB          4,299,850
                 Bonds, Series 1992, 0.000%, 6/01/11

        2,000   North Central Texas Health Facilities Development Corporation,        5/11 at 100.00         AA-          2,026,940
                 Hospital Revenue Bonds, Baylor Healthcare System,
                 Series 2001A, 5.125%, 5/15/29

        1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds,       8/09 at 102.00         BB-          1,837,862
                 Campbell Health System, Series 1999, 6.250%, 8/15/19

        2,000   Richardson Hospital Authority, Texas, Revenue Bonds,                 12/13 at 100.00         BBB          2,130,420
                 Richardson Regional Medical Center, Series 2004,
                 5.875%, 12/01/24

        1,050   Tarrant County Health Facilities Development Corporation,            11/08 at 101.00          A+          1,075,924
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 1998, 5.375%, 11/15/20


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   Tom Green County Health Facilities Development Corporation,           5/11 at 101.00        Baa3     $    2,163,720
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 6.750%, 5/15/21

        1,000   Tyler Health Facilities Development Corporation, Texas, Hospital      7/12 at 100.00        Baa1          1,051,410
                 Revenue Bonds, Mother Frances Hospital Regional Healthcare
                 Center, Series 2001, 6.000%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       27,890   Total Health Care                                                                                        27,669,755
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.5% (2.4% OF TOTAL INVESTMENTS)

                Bexar County Housing Finance Corporation, Texas, Insured
                Multifamily Housing Revenue Bonds, Waters at Northern Hills
                Apartments Project, Series 2001A:
        2,000    6.000%, 8/01/31 - MBIA Insured                                       8/11 at 102.00         Aaa          2,041,620
          750    6.050%, 8/01/36 - MBIA Insured                                       8/11 at 102.00         Aaa            765,578

        2,064   Houston Housing Finance Corporation, Texas, GNMA                      9/11 at 105.00         Aaa          2,172,236
                 Collateralized Mortgage Multifamily Housing Revenue Bonds,
                 RRG Apartments Project, Series 2001, 6.250%, 9/20/35

------------------------------------------------------------------------------------------------------------------------------------
        4,814   Total Housing/Multifamily                                                                                 4,979,434
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.1% (2.8% OF TOTAL INVESTMENTS)

        2,608   El Paso Housing Finance Corporation, Texas, GNMA                      4/11 at 106.75         AAA          2,746,097
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 2001A-3, 6.180%, 4/01/33

          135   Galveston Property Finance Authority Inc., Texas, Single Family       9/06 at 100.00          A3            135,389
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        2,900   Texas Department of Housing and Community Affairs, Single             3/12 at 100.00         AAA          2,972,906
                 Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 -
                 MBIA Insured (Alternative Minimum Tax)

           55   Victoria Housing Finance Corporation, Texas, FNMA Single                No Opt. Call         Aaa             57,010
                 Family Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11

------------------------------------------------------------------------------------------------------------------------------------
        5,698   Total Housing/Single Family                                                                               5,911,402
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 5.9% (4.1% OF TOTAL INVESTMENTS)

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds, Buckner Retirement Services
                Inc. Obligated Group, Series 1998:
        3,400    5.250%, 11/15/19                                                    11/08 at 101.00          A-          3,448,960
        5,000    5.250%, 11/15/28                                                    11/08 at 101.00          A-          5,057,900

------------------------------------------------------------------------------------------------------------------------------------
        8,400   Total Long-Term Care                                                                                      8,506,860
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 4.4% (3.0% OF TOTAL INVESTMENTS)

        3,000   Cass County Industrial Development Corporation, Texas,                3/10 at 101.00         BBB          3,210,390
                 Environmental Improvement Revenue Bonds, International
                 Paper Company, Series 2000A, 6.600%, 3/15/24 (Alternative
                 Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid            10/06 at 102.00           A          3,064,560
                 Waste Disposal Facility Bonds, E.I. DuPont de Nemours and
                 Company Project, Series 1996, 6.400%, 4/01/26 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Materials                                                                                           6,274,950
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 41.0% (28.2% OF TOTAL INVESTMENTS)

        1,260   Bexar County, Texas, Combined Tax and Revenue Certificates            6/14 at 100.00          AA          1,315,314
                 of Obligation, Series 2004, 5.000%, 6/15/19

        1,190   Canutillo Independent School District, El Paso County, Texas,         8/15 at 100.00         AAA          1,239,599
                 General Obligation Bonds, Series 2006A, 5.000%, 8/15/22

        4,130   Coppell Independent School District, Dallas County, Texas,             8/09 at 75.34         AAA          2,741,535
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14 - MBIA Insured

        1,275   Copperas Cove, Texas, Certificates of Obligation, Series 2003,        8/12 at 100.00         AAA          1,316,323
                 5.000%, 8/15/23 - MBIA Insured

        2,305   Corpus Christi, Texas, Combination Tax and Municipal Hotel            9/12 at 100.00         AAA          2,469,416
                 Occupancy Tax Revenue Certificates of Obligation, Series 2002,
                 5.500%, 9/01/21 - FSA Insured

        2,595   Denton County, Texas, Permanent Improvement General                   7/12 at 100.00          AA          2,670,255
                 Obligation Bonds, Series 2005, 5.000%, 7/15/25

        2,110   Duncanville Independent School District, Dallas County, Texas,        2/15 at 100.00         AAA          2,185,538
                 General Obligation Bonds, Series 2005, 5.000%, 2/15/26


                                       35

                        Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,750   El Paso County, Texas, Certificates of Obligation, Series 2001,         No Opt. Call         AAA     $    1,870,610
                 5.000%, 2/15/21 - FSA Insured

                Fort Bend County Municipal Utility District 25, Texas, General
                Obligation Bonds, Series 2005:
        1,330    5.000%, 10/01/26 - FGIC Insured                                     10/12 at 100.00         AAA          1,359,992
        1,320    5.000%, 10/01/27 - FGIC Insured                                     10/12 at 100.00         AAA          1,346,928

        3,615   Frisco, Texas, General Obligation Bonds, Series 2006,                 2/16 at 100.00         AAA          3,746,767
                 5.000%, 2/15/26 (WI/DD, Settling 8/10/06) - FGIC Insured

                Houston Community College, Texas, Limited Tax General
                Obligation Bonds, Series 2003:
        2,500    5.000%, 2/15/20 - AMBAC Insured                                      2/13 at 100.00         AAA          2,602,400
        2,235    5.000%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          2,315,572

        5,000   Houston, Texas, General Obligation Bonds, Series 2005E,               3/15 at 100.00         AAA          5,206,900
                 5.000%, 3/01/23 - AMBAC Insured

        1,500   Judson Independent School District, Bexar County, Texas,              2/11 at 100.00         Aaa          1,565,220
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/01/21

        5,220   Leander Independent School District, Williamson and Travis             8/09 at 46.74         AAA          2,127,307
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/21

        1,000   Mansfield Independent School District, Tarrant County, Texas,         2/14 at 100.00         AAA          1,042,360
                 General Obligation Bonds, Series 2004, 5.000%, 2/15/20

        1,010   Mercedes Independent School District, Hidalgo County, Texas,          8/15 at 100.00         AAA          1,052,097
                 General Obligation Bonds, Series 2005, 5.000%, 8/15/23

        5,515   Midlothian Independent School District, Ellis County, Texas,          2/15 at 100.00         Aaa          5,655,519
                 General Obligation Bonds, Series 2005, 5.000%, 2/15/34

        1,545   Montgomery County, Texas, General Obligation Refunding                 9/07 at 72.39         AAA          1,069,094
                 Bonds, Series 1997, 0.000%, 3/01/14 - MBIA Insured

          925   Northside Independent School District, Bexar County, Texas,           8/10 at 100.00         AAA            988,362
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

        1,255   Pasadena, Texas, Certificates of Obligation, Series 2002,             4/11 at 100.00         AAA          1,291,219
                 5.125%, 4/01/24 - FGIC Insured

          500   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         BBB            543,550
                 Series 2001A, 5.500%, 7/01/29

                Roma Independent School District, Texas, General Obligation
                Bonds, Series 2005:
        1,110    5.000%, 8/15/22                                                      8/15 at 100.00         AAA          1,158,785
        1,165    5.000%, 8/15/23 - FSA Insured                                        8/15 at 100.00         AAA          1,213,557

        1,440   South Texas Community College District, General Obligation            8/12 at 100.00         AAA          1,548,043
                 Bonds, Series 2002, 5.500%, 8/15/17 - AMBAC Insured

        1,250   Southside Independent School District, Bexar County, Texas,           8/14 at 100.00         Aaa          1,299,863
                 General Obligation Bonds, Series 2004A, 5.000%, 8/15/22

        1,140   Sunnyvale School District, Texas, General Obligation Bonds,           2/14 at 100.00         AAA          1,208,332
                 Series 2004, 5.250%, 2/15/25

        2,000   Texas, General Obligation Bonds, Water Financial Assistance           8/11 at 100.00         Aa1          2,095,660
                 Program, Series 2001, 5.250%, 8/01/23

        1,500   Texas, General Obligation Refunding Bonds, Public Finance            10/12 at 100.00         Aa1          1,571,565
                 Authority, Series 2002, 5.000%, 10/01/18

                West Texas Independent School District, McLennan and Hill
                Counties, General Obligation Refunding Bonds, Series 1998:
        1,000    0.000%, 8/15/22                                                       8/13 at 61.20         AAA            435,900
        1,000    0.000%, 8/15/24                                                       8/13 at 54.88         AAA            389,240

------------------------------------------------------------------------------------------------------------------------------------
       62,690   Total Tax Obligation/General                                                                             58,642,822
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 3.6% (2.4% OF TOTAL INVESTMENTS)

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,350,012
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/22 -
                 MBIA Insured

        2,685   San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds,                8/06 at 102.00         AAA          2,742,244
                 Henry B. Gonzalez Convention Center Project, Series 1996,
                 5.700%, 8/15/26 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,935   Total Tax Obligation/Limited                                                                              5,092,256
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.4% (4.4% OF TOTAL INVESTMENTS)

$       1,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,              11/13 at 100.00         AAA     $    1,065,210
                 Series 2003, 5.250%, 11/15/16 - MBIA Insured

        3,260   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          3,376,512
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/22 - FGIC Insured

        2,600   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00        CCC+          2,561,286
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          2,100,760
                 Bonds, Series 2000A, 5.625%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,860   Total Transportation                                                                                      9,103,768
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.1% (12.5% OF TOTAL INVESTMENTS) (4)

        2,000   Harris County Health Facilities Development Corporation, Texas,       6/11 at 101.00      A+ (4)          2,236,360
                 Hospital Revenue Bonds, Memorial Hermann Healthcare
                 System, Series 2001A, 6.375%, 6/01/29 (Pre-refunded 6/01/11)

        1,500   Harris County Health Facilities Development Corporation, Texas,       8/11 at 100.00         AAA          1,611,645
                 Revenue Bonds, St. Luke's Episcopal Hospital, Series 2001A,
                 5.500%, 2/15/21 (Pre-refunded 8/15/11)

        1,000   North Central Texas Health Facilities Development Corporation,          No Opt. Call         AAA          1,143,680
                 Hospital Revenue Bonds, Presbyterian Healthcare System,
                 Series 1996B, 5.750%, 6/01/26 - MBIA Insured (ETM)

        1,075   Northside Independent School District, Bexar County, Texas,           8/10 at 100.00         AAA          1,158,399
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25 (Pre-refunded 8/15/10)

        2,500   Retama Development Corporation, Texas, Special Facilities            12/17 at 100.00         AAA          3,135,300
                 Revenue Bonds, Retama Park  Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded 12/15/17) (5)

        1,750   San Antonio, Texas, Electric and Gas System Revenue Refunding         2/12 at 100.00         AAA          1,878,643
                 Bonds, Series 2002, 5.375%, 2/01/20 (Pre-refunded 2/01/12)

        3,500   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00      A+ (4)          3,906,385
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 2000, 6.625%, 11/15/20
                 (Pre-refunded 11/15/10)

        2,000   Tarrant County Health Facilities Development Corporation,             1/08 at 105.00         AAA          2,157,640
                 Texas, Tax-Exempt Mortgage Revenue Bonds, South Central
                 Nursing Homes Inc., Series 1997A, 6.000%, 1/01/37
                 (Pre-refunded 1/01/08) - MBIA Insured

        1,165   Texas Department of Housing, Single Family Mortgage Revenue           9/06 at 102.00         AAA          1,190,467
                 Bonds, Series 1996E, 6.000%, 9/01/17 (Pre-refunded 9/01/06) -
                 MBIA Insured

        1,795   United Independent School District, Webb County, Texas,               8/12 at 100.00         AAA          1,941,723
                 Unlimited Tax School Building Bonds, Series 2000,
                 5.375%, 8/15/18 (Pre-refunded 8/15/12)

        5,290   Weslaco Independent School District, Hidalgo County, Texas,           2/10 at 100.00         Aaa          5,584,177
                 General Obligation School Building Bonds, Series 2000,
                 5.500%, 2/15/25 (Pre-refunded 2/15/10)

------------------------------------------------------------------------------------------------------------------------------------
       23,575   Total U.S. Guaranteed                                                                                    25,944,419
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.6% (6.6% OF TOTAL INVESTMENTS)

        2,560   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          2,984,960
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        2,400   Brazos River Authority, Texas, Revenue Bonds, Reliant                 4/09 at 101.00        BBB-          2,460,600
                 Energy Inc., Series 1999A, 5.375%, 4/01/19

        5,000   Brownsville, Texas, Utility System Priority Revenue Bonds,            9/15 at 100.00         AAA          5,163,800
                 Series 2005A, 5.000%, 9/01/27 - AMBAC Insured

        2,000   Harris County Health Facilities Development Corporation,              2/10 at 100.00         AAA          2,098,580
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2000, 5.750%, 2/15/15 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Matagorda County Navigation District 1, Texas, Revenue Bonds,         5/09 at 101.00        BBB-          1,030,220
                 Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,960   Total Utilities                                                                                          13,738,160
------------------------------------------------------------------------------------------------------------------------------------


                                       37

                        Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.8% (7.4% OF TOTAL INVESTMENTS)

                Coastal Water Authority, Texas, Contract Revenue Bonds,
                Houston Water Projects, Series 2004:
$       1,005    5.000%, 12/15/20 - FGIC Insured                                     12/14 at 100.00         AAA     $    1,049,300
        1,030    5.000%, 12/15/21 - FGIC Insured                                     12/14 at 100.00         AAA          1,072,467

        3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          3,186,750
                 Bonds, Series 2004A, 5.250%, 5/15/23 - FGIC Insured

        3,500   Houston, Texas, Junior Lien Water and Sewerage System                12/11 at 100.00         AAA          3,742,235
                 Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/17 -
                 FSA Insured

                Irving, Texas, Subordinate Lien Waterworks and Sewerage
                Revenue Bonds, Series 2004:
        1,680    5.000%, 8/15/22 - AMBAC Insured                                      8/14 at 100.00         AAA          1,743,571
        1,760    5.000%, 8/15/23 - AMBAC Insured                                      8/14 at 100.00         AAA          1,822,973

        1,260   Rowlett, Rockwall and Dallas Counties, Texas, Waterworks              3/14 at 100.00         AAA          1,303,735
                 and Sewerage System Revenue Bonds, Series 2004A,
                 5.000%, 3/01/22 - MBIA Insured

        1,500   Texas Water Development Board, Senior Lien State Revolving            7/09 at 100.00         AAA          1,559,985
                 Fund Revenue Bonds, Series 1999A, 5.500%, 7/15/21

------------------------------------------------------------------------------------------------------------------------------------
       14,735   Total Water and Sewer                                                                                    15,481,016
------------------------------------------------------------------------------------------------------------------------------------
$     206,327   Total Investments (cost $200,103,411) - 145.4%                                                          207,932,694
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      4,076,667
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  143,009,361
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a proposed adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES July 31, 2006
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                        (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $89,045,724,
   $31,620,171, $52,113,142, $64,070,644 and
   $200,103,411, respectively)                    $92,101,248       $32,451,200      $54,203,030       $65,419,270     $207,932,694
Cash                                                  354,358           631,591               --            49,053               --
Receivables:
   Interest                                           634,943           251,451          438,380           437,044        3,238,060
   Investments sold                                        --         1,545,829          422,854                --        7,938,060
Unrealized appreciation on forward swaps                   --                --               --            48,098               --
Other assets                                            9,961             5,870               97             2,642           16,649
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 93,100,510        34,885,941       55,064,361        65,956,107      219,125,463
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                             --                --           62,662                --          937,571
Payable for investments purchased                          --                --               --                --        5,993,817
Accrued expenses:
   Management fees                                     50,155            11,438           15,699            17,720          113,649
   Other                                               17,622             6,193           12,319            10,785           39,943
Preferred share dividends payable                       9,038             6,805            8,616            14,132           31,122
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                76,815            24,436           99,296            42,637        7,116,102
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             30,000,000        12,000,000       18,500,000        22,000,000       69,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $63,023,695       $22,861,505      $36,465,065       $43,913,470     $143,009,361
====================================================================================================================================
Common shares outstanding                           4,468,210         1,547,644        2,430,496         3,067,531        9,495,144
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)          $     14.10       $     14.77      $     15.00       $     14.32     $      15.06
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    44,682       $    15,476      $    24,305       $    30,675     $     94,951
Paid-in surplus                                    62,143,653        21,891,330       34,438,571        43,247,056      134,624,791
Undistributed (Over-distribution of) net
   investment income                                 (115,641)            4,540          (45,252)          (93,467)         236,581
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                         (2,104,523)          119,130          (42,447)         (667,518)         223,755
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions                      3,055,524           831,029        2,089,888         1,396,724        7,829,283
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $63,023,695       $22,861,505      $36,465,065       $43,913,470     $143,009,361
====================================================================================================================================
Authorized shares:
   Common                                         200,000,000         Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                        1,000,000         Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended July 31, 2006
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                        (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                 $ 4,478,362        $1,656,401      $ 2,642,814       $ 3,049,929      $10,851,828
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                       598,886           224,921          354,100           423,305        1,353,846
Preferred shares - auction fees                        74,424            29,769           45,894            54,577          171,565
Preferred shares - dividend disbursing agent fees      10,000            10,000           10,000            10,000           20,000
Shareholders' servicing agent fees and expenses         5,574               458              330               332           14,761
Custodian's fees and expenses                          26,979            13,542           20,436            24,386           65,971
Directors'/Trustees' fees and expenses                  2,028               944            1,215             1,325            4,559
Professional fees                                      12,887            10,666           11,252            11,806           17,298
Shareholders' reports - printing and mailing expenses   6,590             7,746           10,570            11,397           27,020
Stock exchange listing fees                            10,106               132              206               261           10,104
Investor relations expense                             10,540             6,165            8,303             9,373           24,408
Other expenses                                         10,356            10,128           11,142            11,587           16,458
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                      768,370           314,471          473,448           558,349        1,725,990
   Custodian fee credit                               (11,833)           (5,003)          (4,028)           (2,533)         (23,368)
   Expense reimbursement                                   --           (96,891)        (166,172)         (211,893)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          756,537           212,577          303,248           343,923        1,702,622
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               3,721,825         1,443,824        2,339,566         2,706,006        9,149,206
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments             118,668           129,877          124,725           111,246        1,401,122
Net realized gain (loss) from forward swaps                --            45,960           89,291           143,857               --
Change in net unrealized appreciation
  (depreciation)
   of investments                                  (1,870,680)         (781,653)      (1,063,447)       (1,013,672)      (4,517,912)
Change in net unrealized appreciation
  (depreciation) of forward swaps                          --           (25,345)         (50,556)          (30,567)              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            (1,752,012)         (631,161)        (899,987)         (789,136)      (3,116,790)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                           (787,320)         (305,984)        (485,176)         (597,775)      (2,071,629)
From accumulated net realized gains                        --           (14,818)         (34,003)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders      (787,320)         (320,802)        (519,179)         (597,775)      (2,071,629)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                  $ 1,182,493        $  491,861      $   920,400       $ 1,319,095      $ 3,960,787
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                              ARIZONA                            ARIZONA                          ARIZONA
                                        PREMIUM INCOME (NAZ)             DIVIDEND ADVANTAGE (NFZ)        DIVIDEND ADVANTAGE 2 (NKR)
                                   ----------------------------       -----------------------------     ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                       7/31/06          7/31/05           7/31/06           7/31/05         7/31/06         7/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 3,721,825      $ 3,821,484       $ 1,443,824       $ 1,497,128     $ 2,339,566     $ 2,346,916
Net realized gain (loss)
   from investments                    118,668          769,058           129,877           205,471         124,725         357,503
Net realized gain (loss) from
   forward swaps                            --               --            45,960          (129,087)         89,291        (323,226)
Change in net unrealized
   appreciation (depreciation)
   of investments                   (1,870,680)       1,754,362          (781,653)          620,243      (1,063,447)      1,331,714
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                         --               --           (25,345)           25,345         (50,556)         50,556
Distributions to Preferred
   shareholders:
   From net investment income         (787,320)        (405,070)         (305,984)         (157,504)       (485,176)       (262,016)
   From accumulated net realized gains      --               --           (14,818)           (4,003)        (34,003)        (19,342)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                   1,182,493        5,939,834           491,861         2,057,593         920,400       3,482,105
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (3,081,682)      (3,762,499)       (1,299,911)       (1,418,195)     (2,009,891)     (2,092,582)
From accumulated net realized gains         --               --          (118,137)          (67,355)       (256,786)       (288,186)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (3,081,682)      (3,762,499)       (1,418,048)       (1,485,550)     (2,266,677)     (2,380,768)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       100,418          213,665            35,014            27,860         106,998          60,045
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions     100,418          213,665            35,014            27,860         106,998          60,045
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares                 (1,798,771)       2,391,000          (891,173)          599,903      (1,239,279)      1,161,382
Net assets applicable to Common
   shares at the beginning of year  64,822,466       62,431,466        23,752,678        23,152,775      37,704,344      36,542,962
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year       $63,023,695      $64,822,466       $22,861,505       $23,752,678     $36,465,065     $37,704,344
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year              $  (115,641)     $    31,548       $     4,540       $   166,611     $   (45,252)    $   110,277
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                                ARIZONA                           TEXAS
                                                                       DIVIDEND ADVANTAGE 3 (NXE)           QUALITY INCOME (NTX)
                                                                     -----------------------------      ----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         7/31/06           7/31/05          7/31/06         7/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 2,706,006       $ 2,735,161      $ 9,149,206     $ 9,447,714
Net realized gain (loss) from investments                                111,246           (44,805)       1,401,122       1,544,028
Net realized gain (loss) from
   forward swaps                                                         143,857          (530,167)              --              --
Change in net unrealized appreciation
   (depreciation) of investments                                      (1,013,672)        2,365,824       (4,517,912)      2,354,555
Change in net unrealized appreciation
   (depreciation) of forward swaps                                       (30,567)           78,665               --              --
Distributions to Preferred shareholders:
   From net investment income                                           (597,775)         (313,291)      (2,071,629)     (1,225,414)
   From accumulated net realized gains                                        --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                     1,319,095         4,291,387        3,960,787      12,120,883
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (2,239,245)       (2,444,592)      (7,757,330)     (8,881,918)
From accumulated net realized gains                                           --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (2,239,245)       (2,444,592)      (7,757,330)     (8,881,918)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                           4,304                --           88,073         245,790
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                                         4,304                --           88,073         245,790
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                          (915,846)        1,846,795       (3,708,470)      3,484,755
Net assets applicable to Common
   shares at the beginning of year                                    44,829,316        42,982,521      146,717,831     143,233,076
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $43,913,470       $44,829,316     $143,009,361    $146,717,831
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                                $   (93,467)      $    37,547      $   236,581    $    942,985
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund
(NTX). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income
(NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, if any, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or a forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2006, Texas Quality Income (NTX) had an outstanding when-issued/delayed delivery purchase commitment of $3,759,046. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                             ARIZONA       ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)         (NFZ)        (NKR)        (NXE)        (NTX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --           --          880          760
   Series T                                       --           480           --           --           --
   Series W                                       --            --          740           --           --
   Series TH                                   1,200            --           --           --        2,000
---------------------------------------------------------------------------------------------------------
Total                                          1,200           480          740          880        2,760
=========================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                    ARIZONA PREMIUM              ARIZONA DIVIDEND          ARIZONA DIVIDEND
                                      INCOME (NAZ)                ADVANTAGE (NFZ)          ADVANTAGE 2 (NKR)
                               ------------------------     ------------------------   ------------------------
                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                  7/31/06       7/31/05        7/31/06       7/31/05      7/31/06       7/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions    6,761        13,619          2,135         1,750        6,848         3,770
===============================================================================================================
                                                                ARIZONA DIVIDEND              TEXAS QUALITY
                                                                ADVANTAGE 3 (NXE)             INCOME (NTX)
                                                            ------------------------   ------------------------
                                                            YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                               7/31/06       7/31/05      7/31/06       7/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                  288             --        5,523        15,430
===============================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2006, were as follows:

                                             ARIZONA       ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)         (NFZ)        (NKR)        (NXE)        (NTX)
---------------------------------------------------------------------------------------------------------
Purchases                                $20,788,098   $ 8,420,390   $6,052,030   $7,842,804  $27,161,557
Sales and maturities                      20,953,737    10,197,260    6,292,636    8,576,880   28,829,395
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their Federal tax basis treatment and have no impact on the net asset value of the Funds. Temporary differences do not require reclassification.

At July 31, 2006, the cost of investments was as follows:

                                            ARIZONA       ARIZONA      ARIZONA      ARIZONA         TEXAS
                                            PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND       QUALITY
                                             INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3        INCOME
                                              (NAZ)         (NFZ)        (NKR)        (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------
Cost of investments                     $89,022,714   $31,616,846  $52,223,986  $64,128,048  $200,028,206
=========================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)







Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2006, were as follows:

                                            ARIZONA       ARIZONA      ARIZONA      ARIZONA         TEXAS
                                            PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND       QUALITY
                                             INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3        INCOME
                                              (NAZ)         (NFZ)        (NKR)        (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $3,170,003      $856,249   $2,132,813   $1,382,551    $8,459,702
   Depreciation                             (91,469)      (21,895)    (153,769)     (91,329)     (555,214)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)
   of investments                        $3,078,534      $834,354   $1,979,044   $1,291,222    $7,904,488
=========================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2006, were as follows:

                                            ARIZONA       ARIZONA      ARIZONA      ARIZONA         TEXAS
                                            PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND       QUALITY
                                             INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3        INCOME
                                              (NAZ)         (NFZ)        (NKR)        (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *       $98,264      $106,365     $118,647      $91,940      $795,438
Undistributed net ordinary income **             --         3,027           --           --            --
Undistributed net long-term capital gains        --       119,130       69,876           --       223,755
=========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 3, 2006, paid on August 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended July 31, 2006 and July 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                      ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
2006                                                    (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income           $3,923,547   $1,618,663   $2,507,532   $2,850,308   $9,881,946
Distributions from net ordinary income **                  --           --           --           --       22,028
Distributions from net long-term capital gains ***         --      132,955      290,789           --           --
=================================================================================================================

                                                      ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
2005                                                    (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income           $4,217,354   $1,573,643   $2,351,896   $2,764,463  $10,161,664
Distributions from net ordinary income **                  --           --           --           --           --
Distributions from net long-term capital gains             --       71,358      307,825           --           --
=================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2006.

At July 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            ARIZONA      ARIZONA
                                                            PREMIUM     DIVIDEND
                                                             INCOME  ADVANTAGE 3
                                                              (NAZ)        (NXE)
--------------------------------------------------------------------------------
Expiration year:
   2011                                                   $ 477,877     $     --
   2012                                                   1,553,627      205,820
   2013                                                          --      160,902
   2014                                                          --      218,127
--------------------------------------------------------------------------------
Total                                                    $2,031,504     $584,849
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2005 through July 31, 2006 ("post-October losses"), in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                            ARIZONA      ARIZONA
                                                            PREMIUM     DIVIDEND
                                                             INCOME  ADVANTAGE 3
                                                              (NAZ)        (NXE)
--------------------------------------------------------------------------------
                                                            $73,017      $23,223
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            ARIZONA PREMIUM INCOME (NAZ)
(INCLUDING NET ASSETS                                 TEXAS QUALITY INCOME (NTX)
ATTRIBUTABLE TOPREFERRED SHARES)                             FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                ARIZONA DIVIDEND ADVANTAGE (NFZ)
AVERAGE DAILY NET ASSETS                      ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
(INCLUDING NET ASSETS                         ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
ATTRIBUTABLE TOPREFERRED SHARES)                             FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2006, the complex-level fee rate was .1875%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
JANUARY 31,                                         JANUARY 31,
--------------------------------------------------------------------------------
2001*                    .30%                       2007                    .25%
2002                     .30                        2008                    .20
2003                     .30                        2009                    .15
2004                     .30                        2010                    .10
2005                     .30                        2011                    .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
MARCH 31,                                           MARCH 31,
--------------------------------------------------------------------------------
2002*                     .30%                      2008                    .25%
2003                      .30                       2009                    .20
2004                      .30                       2010                    .15
2005                      .30                       2011                    .10
2006                      .30                       2012                    .05
2007                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
SEPTEMBER 30,                                       SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                     .32%                      2007                    .32%
2003                      .32                       2008                    .24
2004                      .32                       2009                    .16
2005                      .32                       2010                    .08
2006                      .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

Notes to
    FINANCIAL STATEMENTS (continued)


6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 1, 2006, to shareholders of record on August 15, 2006, as follows:

                                             ARIZONA       ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)         (NFZ)        (NKR)        (NXE)        (NTX)
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0510        $.0655       $.0645       $.0565       $.0635
=========================================================================================================

                        Financial
                            HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                  Less Distributions
                               --------------------------------------------------------------------   ------------------------------
                                                          Distributions    Distributions
                                                               from Net             from                     Net
                   Beginning                                 Investment          Capital              Investment    Capital
                      Common                        Net       Income to         Gains to               Income to   Gains to
                       Share          Net     Realized/       Preferred        Preferred                  Common     Common
                   Net Asset   Investment    Unrealized          Share-           Share-                  Share-     Share-
                       Value       Income    Gain (Loss)        holders+         holders+     Total      holders    holders   Total
====================================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                  $14.53        $ .83         $(.39)          $(.18)           $  --      $ .26        $(.69)      $ --   $(.69)
2005                   14.04          .86           .56            (.09)              --       1.33         (.84)        --    (.84)
2004                   13.66          .92           .43            (.05)              --       1.30         (.92)        --    (.92)
2003                   14.25          .97          (.57)           (.07)              --        .33         (.92)        --    (.92)
2002                   14.77         1.07          (.57)           (.09)            (.01)       .40         (.88)      (.04)   (.92)

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                   15.37          .93          (.40)           (.20)            (.01)       .32         (.84)      (.08)   (.92)
2005                   15.00          .97           .46            (.10)              --       1.33         (.92)      (.04)   (.96)
2004                   14.45          .99           .57            (.06)              --       1.50         (.91)      (.04)   (.95)
2003                   14.81         1.00          (.38)           (.07)            (.01)       .54         (.88)      (.04)   (.92)
2002                   14.37         1.04           .36            (.11)              --       1.29         (.84)      (.01)   (.85)

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                   15.56          .96          (.37)           (.20)            (.01)       .38         (.83)      (.11)   (.94)
2005                   15.10          .97           .59            (.11)            (.01)      1.44         (.86)      (.12)   (.98)
2004                   14.57          .96           .53            (.06)              --       1.43         (.86)      (.04)   (.90)
2003                   14.88          .96          (.31)           (.08)              --        .57         (.86)      (.01)   (.87)
2002(a)                14.33          .24           .71            (.02)              --        .93         (.22)        --    (.22)

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                   14.62          .88          (.26)           (.19)              --        .43         (.73)        --    (.73)
2005                   14.01          .89           .62            (.10)              --       1.41         (.80)        --    (.80)
2004                   13.45          .89           .54            (.06)              --       1.37         (.80)        --    (.80)
2003(b)                14.33          .66          (.67)           (.05)              --       (.06)        (.61)        --    (.61)

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                   15.46          .96          (.32)           (.22)              --        .42         (.82)        --    (.82)
2005                   15.12         1.00           .41            (.13)              --       1.28         (.94)        --    (.94)
2004                   14.57         1.03           .55            (.07)              --       1.51         (.96)        --    (.96)
2003                   15.14         1.05          (.58)           (.08)              --        .39         (.95)      (.01)   (.96)
2002                   15.16         1.11          (.02)           (.10)            (.02)       .97         (.92)      (.07)   (.99)
====================================================================================================================================
                                                                       Total Returns
                                                                   ---------------------
                                                                                 Based
                             Offering                                               on
                            Costs and       Ending                              Common
                            Preferred       Common                  Based        Share
                                Share        Share    Ending           on          Net
                         Underwriting    Net Asset    Market       Market        Asset
                            Discounts        Value     Value        Value**      Value**
========================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
----------------------------------------------------------------------------------------
Year Ended 7/31:
2006                             $ --       $14.10    $13.69        (5.62)%       1.84%
2005                               --        14.53     15.22         5.17         9.69
2004                               --        14.04     15.27         7.97         9.66
2003                               --        13.66     15.00        (5.98)        2.21
2002                               --        14.25     16.90         9.63         2.88

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
----------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               --        14.77     15.90         4.54         2.14
2005                               --        15.37     16.08        10.88         9.04
2004                               --        15.00     15.40         7.05        10.56
2003                              .02        14.45     15.30         3.06         3.67
2002                               --        14.81     15.75         6.38         9.32

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
----------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               --        15.00     15.37          .82         2.49
2005                               --        15.56     16.19        16.30         9.74
2004                               --        15.10     14.82         9.46         9.98
2003                              (.01)      14.57     14.40        (3.53)        3.67
2002(a)                           (.16)      14.88     15.80         6.81         5.38

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
----------------------------------------------------------------------------------------
Year Ended 7/31:
2006                              --         14.32     13.52        (1.80)        3.03
2005                              --         14.62     14.48        15.11        10.21
2004                             (.01)       14.01     13.30         1.01        10.25
2003(b)                          (.21)       13.45     13.97        (2.76)       (2.05)

TEXAS QUALITY
INCOME (NTX)
----------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               --        15.06     14.71        (4.03)        2.77
2005                               --        15.46     16.19        17.83         8.61
2004                               --        15.12     14.59         5.87        10.51
2003                               --        14.57     14.71         4.14         2.54
2002                               --        15.14     15.07         9.29         6.61
========================================================================================
                                                                 Ratios/Supplemental Data
                              ---------------------------------------------------------------------------------------------
                                               Before Credit/Reimbursement      After Credit/Reimbursement***
                                              -----------------------------     -----------------------------
                                                             Ratio of Net                      Ratio of Net
                                                Ratio of       Investment         Ratio of       Investment
                                   Ending       Expenses        Income to         Expenses        Income to
                                      Net     to Average          Average       to Average          Average
                                   Assets     Net Assets       Net Assets       Net Assets       Net Assets
                               Applicable     Applicable       Applicable       Applicable       Applicable     Portfolio
                                to Common      to Common        to Common        to Common        to Common      Turnover
                              Shares (000)        Shares++         Shares++         Shares++         Shares++        Rate
============================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                              $63,024           1.21%            5.83%            1.19%            5.84%           22%
2005                               64,822           1.20             5.91             1.19             5.92            17
2004                               62,431           1.22             6.49             1.21             6.50            26
2003                               60,547           1.25             6.81             1.24             6.82            17
2002                               62,876           1.28             7.45             1.26             7.47            19

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               22,862           1.36             5.79              .92             6.23            24
2005                               23,753           1.34             5.82              .87             6.28            18
2004                               23,153           1.30             6.10              .83             6.57            24
2003                               22,290           1.35             6.11              .91             6.55            20
2002                               22,791           1.41             6.72              .93             7.20            40

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               36,465           1.28             5.88              .82             6.34            11
2005                               37,704           1.27             5.76              .82             6.22            11
2004                               36,543           1.27             5.83              .80             6.30            14
2003                               35,237           1.27             5.78              .82             6.23             4
2002(a)                            35,913           1.19*            4.43*             .77*            4.85*            1

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               43,913           1.26             5.63              .78             6.12            12
2005                               44,829           1.25             5.63              .76             6.12            15
2004                               42,983           1.25             5.80              .76             6.29            22
2003(b)                            41,247           1.19*            5.05*             .73*            5.52*           16

TEXAS QUALITY
INCOME (NTX)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                              143,009           1.19             6.31             1.18             6.33            13
2005                              146,718           1.18             6.42             1.16             6.44            14
2004                              143,233           1.18             6.77             1.18             6.77            16
2003                              137,975           1.20             6.93             1.19             6.94            12
2002                              143,305           1.23             7.40             1.22             7.42            22
============================================================================================================================
                               Preferred Shares at End of Period
                           -----------------------------------------
                             Aggregate     Liquidation
                                Amount      and Market         Asset
                           Outstanding           Value      Coverage
                                  (000)      Per Share     Per Share
=====================================================================
ARIZONA PREMIUM
INCOME (NAZ)
---------------------------------------------------------------------
Year Ended 7/31:
2006                           $30,000         $25,000       $77,520
2005                            30,000          25,000        79,019
2004                            30,000          25,000        77,026
2003                            30,000          25,000        75,456
2002                            30,000          25,000        77,397

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
---------------------------------------------------------------------
Year Ended 7/31:
2006                            12,000          25,000        72,628
2005                            12,000          25,000        74,485
2004                            12,000          25,000        73,235
2003                            12,000          25,000        71,438
2002                            12,000          25,000        72,480

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
---------------------------------------------------------------------
Year Ended 7/31:
2006                            18,500          25,000        74,277
2005                            18,500          25,000        75,952
2004                            18,500          25,000        74,382
2003                            18,500          25,000        72,618
2002(a)                         18,500          25,000        73,531

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
---------------------------------------------------------------------
Year Ended 7/31:
2006                            22,000          25,000        74,902
2005                            22,000          25,000        75,942
2004                            22,000          25,000        73,844
2003(b)                         22,000          25,000        71,872

TEXAS QUALITY
INCOME (NTX)
---------------------------------------------------------------------
Year Ended 7/31:
2006                            69,000          25,000        76,815
2005                            69,000          25,000        78,159
2004                            69,000          25,000        76,896
2003                            69,000          25,000        74,991
2002                            69,000          25,000        76,922
=====================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 25, 2002 (commencement of operations) through July 31, 2002.
(b) For the period September 25, 2002 (commencement of operations) through July 31, 2003.

                                 See accompanying notes to financial statements.


                                  52-53 spread

Board Members
       AND OFFICERS


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606              Member                     (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           167
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       54

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; formerly, Director
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman
                                                          (since 1997), Board of Directors, Rubicon, a pure
                                                          captive insurance company owned by Northwestern
                                                          University; Director (since 1997), Evanston
                                                          Chamber of Commerce and Evanston Inventure, a
                                                          business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director (since
                                                          2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Assistant Secretary of Tradewinds NWQ Global Investors, LLC
                                                          (since 2006); Chartered Financial Analyst.


                                       55

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); Treasurer, Tradewinds NWQ
                                                          Global Investors, LLC (since 2006); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems, Scudder
                                                          Investments Japan, (2000-2002), Senior Vice President, Head of
                                                          Plan Administration and Participant Services, Scudder Investments
                                                          (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President
                                                          and Assistant Secretary (since 2005) of Nuveen Asset
                                                          Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       56

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS


The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees con sidered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)


     may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3. PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

                        Reinvest Automatically
                               EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071 Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS'
DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.




                           o Share prices
           Learn more      o Fund details
about Nuveen Funds at      o Daily financial news
   WWW.NUVEEN.COM/CEF      o Investor education
                           o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-A-0706D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Arizona Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------
July 31, 2006                            $ 8,382                    $ 0                $ 400               $ 2,900
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
July 31, 2005                            $ 7,875                    $ 0                $ 411               $ 2,700
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                 AUDIT-RELATED FEES     TAX FEES BILLED TO       ALL OTHER FEES
                                BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                    AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                   SERVICE PROVIDERS    SERVICE PROVIDERS (1)   SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------
July 31, 2006                              $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                         0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------
July 31, 2005                              $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                         0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                         TOTAL NON-AUDIT FEES
                                                          BILLED TO ADVISER AND
                                                         AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                         RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEE    OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                    BILLED TO FUND       REPORTING OF THE FUND)           ENGAGEMENTS)        TOTAL
--------------------------------------------------------------------------------------------------------------------
July 31, 2006                           $ 3,300                $ 2,200                        $ 0            $ 5,500
July 31, 2005                           $ 3,111                $ 2,200                        $ 0            $ 5,311

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Scott R. Romans     Nuveen Arizona Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER   MANAGED                            ACCOUNTS       ASSETS
--------------------------------------------------------------------------------
Scott R. Romans     Registered Investment Company           28     $6.11 billion
                    Other Pooled Investment Vehicles         0     $0
                    Other Accounts                           4     $.25 million

* Assets are as of July 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the July 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR
                                                                                                         RANGE OF
                                                                                            DOLLAR       EQUITY
                                                                                            RANGE OF     SECURITIES
                                                                                            EQUITY       BENEFICIALLY
                                                                                            SECURITIES   OWNED IN
                                                                                            BENEFICIALLY THE
                                                                                            OWNED IN     REMAINDER
                                                                                            FUND         OF NUVEEN
                                                                                                         FUNDS
                                                                                                         MANAGED BY
                                                                                                         NAM'S
                                                                                                         MUNICIPAL
NAME OF PORTFOLIO                                                                                        INVESTMENT
MANAGER             FUND                                                                                 TEAM
-------------------------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen Arizona Premium Income Municipal Fund, Inc.                      $0           $10,000-$50,000
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. Currently, he manages investments for 29 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Premium Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.